DOCUMENT AND ENTITY INFORMATION	3 Months Ended
Mar. 31, 2012
Document Type	S-1
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Entity Registrant Name	NORTHWEST BIOTHERAPEUTICS INC
Entity Central Index Key	0001072379
Entity Filer Category	Smaller Reporting Company

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash	$ 37	$ 24	$ 153
Prepaid expenses and other current assets	79	94	86
Total current assets	116	118	239
Property and equipment:
Laboratory equipment	29	29	29
Office furniture and other equipment	172	172	123
Property, Plant and Equipment, Gross, Total	201	201	152
Less accumulated depreciation and amortization	(125)	(123)	(113)
Property and equipment, net	76	78	39
Deposit and other non-current assets	34	16	16
Total assets	226	212	294
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Accounts payable	3,855	2,219	2,835
Accounts payable, related party	1,005	1,589	10,527
Accrued expenses	2,560	2,185	2,074
Accrued expenses, related party	961	630	1,749
Notes payable	3,306	3,149	1,364
Note payable to related parties	2,067	2,056	4,000
Convertible notes payable, net	5,270	4,832	2,736
Convertible notes payable to related party, net	4,672	3,588	0
Embedded derivative liability	253	601	839
Liability for reclassified equity contracts	0	29,903	0
Total current liabilities	23,949	50,752	26,124
Long term liabilities:
Notes payable	200	200	350
Convertible notes payable, net	896	1,433	555
Convertible notes payable to related party, net		0	949
Total long term liabilities	1,096	1,633	1,854
Total liabilities	25,045	52,385	27,978
Stockholders' equity (deficit):
Preferred stock, $0.001 par value; 20,000,000 shares authorized and none issued and outstanding
Common stock	160	150	73
Additional paid-in capital	237,140	199,605	191,344
Deficit accumulated during the development stage	(261,929)	(251,778)	(218,948)
Cumulative translation adjustment	(190)	(150)	(153)
Total stockholders' equity (deficit)	(24,819)	(52,173)	(27,684)
Total liabilities and stockholders' equity (deficit)	$ 226	$ 212	$ 294

CONDENSED CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	20,000,000	20,000,000	20,000,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	450,000,000	150,000,000	150,000,000
Common stock, shares issued	159,278,036	149,345,623	73,118,471
Common stock, shares outstanding	159,278,036	149,345,623	73,118,471

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended		189 Months Ended	192 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Mar. 31, 2012
Revenues:
Research material sales	$ 0	$ 0	$ 10	$ 10	$ 580	$ 580
Contract research and development from related parties	0	0	0	0	1,128	1,128
Research grants and other	0	0	0	0	1,061	1,061
Total revenues	0	0	10	10	2,769	2,769
Operating cost and expenses:
Cost of research material sales	0	0	0	0	382	382
Research and development	3,580	4,440	13,452	9,899	90,264	93,844
General and administration	2,183	2,316	13,335	5,463	75,324	77,507
Depreciation and amortization	2	0	10	2	2,363	2,365
Loss on facility sublease	0	0	0	0	895	895
Asset impairment loss and other (gain) loss	0	0	0	0	2,445	2,445
Total operating costs and expenses	5,765	6,756	26,797	15,364	171,673	177,438
Loss from operations	(5,765)	(6,756)	(26,787)	(15,354)	(168,904)	(174,669)
Other income (expense):
Valuation of reclassified equity instruments	491	0	8,821	0	15,580	16,071
Conversion inducement expense	0	0	(7,944)	(4,673)	(18,234)	(18,234)
Derivative valuation gain/(loss)	348	(161)	728	54	782	1,130
Gain on sale of intellectual property and property and equipment	0	0	0	0	3,664	3,664
Interest expense	(5,225)	(1,491)	(7,648)	(7,884)	(41,564)	(46,789)
Interest income and other	0	0	0	489	1,707	1,707
Net loss	(10,151)	(8,408)	(32,830)	(27,368)	(206,969)	(217,120)
Issuance of common stock in connection with elimination of Series A and Series A-1 preferred stock preferences	0	0	0	0	(12,349)	(12,349)
Warrants issued on Series A and Series A-1 preferred stock dividends	0	0	0	0	(4,664)	(4,664)
Accretion of Series A preferred stock mandatory redemption obligation	0	0	0	0	(1,872)	(1,872)
Series A preferred stock redemption fee	0	0	0	0	(1,700)	(1,700)
Beneficial conversion feature of Series D preferred stock	0	0	0	0	(4,274)	(4,274)
Net loss applicable to common stockholders	(10,151)	(8,408)	(32,830)	(27,368)	(251,778)	(261,929)
Net loss per share applicable to common stockholders - basic (in dollars per share)	$ (0.07)	$ (0.11)	$ (0.35)	$ (0.41)
Weighted average shares used in computing basic loss per share (in shares)	153,584	77,087	94,197	67,063
Series A Preferred Stock [Member]
Other income (expense):
Modification of preferred stock warrants	0	0	0	0	(2,306)	(2,306)
Preferred stock dividends	0	0	0	0	(334)	(334)
Series A 1 Preferred Stock [Member]
Other income (expense):
Modification of preferred stock warrants	0	0	0	0	(16,393)	(16,393)
Preferred stock dividends	$ 0	$ 0	$ 0	$ 0	$ (917)	$ (917)

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		192 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012
Net loss	$ (10,151)	$ (8,408)	$ (217,120)
Other comprehensive loss
Foreign currency translation adjustment loss	(40)	(20)	(190)
Total comprehensive loss	$ (10,151)	$ (8,428)	$ (217,310)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE LOSS (USD $) In Thousands	Common Stock [Member]	Series A Preferred Stock [Member]	Preferred Stock [Member]	Additional Paid-In Capital [Member]	Deferred Compensation, Share-Based Payments [Member]	Retained Earnings [Member]	Accumulated Translation Adjustment [Member]	Total
Balances at Mar. 17, 1996	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Balances (in shares) at Mar. 17, 1996	0	0	0
Accretion of membership units mandatory redemption obligation	0	0	0	0	0	(106)	0	(106)
Net Loss						(1,233)		(1,233)
Balance at Dec. 31, 1996	0	0	0	0	0	(1,339)	0	(1,339)
Balances (in shares) at Dec. 31, 1996	0	0	0
Accretion of membership units mandatory redemption obligation	0	0	0	0	0	(275)	0	(275)
Net Loss						(2,560)		(2,560)
Balance at Dec. 31, 1997	0	0	0	0	0	(4,174)	0	(4,174)
Balances (in shares) at Dec. 31, 1997	0	0	0
Conversion of membership units to common stock	2	0	0	0	0	(2)	0	0
Conversion of membership units to common stock (in shares)	2,203	0	0
Accretion of Series A preferred stock mandatory redemption obligation	0	0	0	0	0	(329)	0	(329)
Net Loss						(4,719)		(4,719)
Balance at Dec. 31, 1998	2	0	0	0	0	(9,224)	0	(9,222)
Balances (in shares) at Dec. 31, 1998	2,203	0	0
Accretion of Series A preferred stock mandatory redemption obligation	0	0	0	0	0	(354)	0	(354)
Warrants issued for services	0	0	0	394	0	0	0	394
Net Loss						(5,609)		(5,609)
Balance at Dec. 31, 1999	2	0	0	394	0	(15,187)	0	(14,791)
Balances (in shares) at Dec. 31, 1999	2,203	0	0
Accretion of Series A preferred stock mandatory redemption obligation	0	0	0	0	0	(430)	0	(430)
Warrants issued for services	0	0	0	368	0	0	0	368
Issuance of Series C preferred stock warrants in connection with lease agreement	0	0	0	43	0	0	0	43
Exercise of stock options and warrants for cash	0	0	0	1	0	0	0	1
Exercise of stock options and warrants for cash (in shares)	2	0	0
Stock issuance in exchange for license option	0	0	0	4	0	0	0	4
Stock issuance in exchange for license option (in shares)	5	0	0
Issuance of Series D preferred stock warrants	0	0	0	4,039	0	0	0	4,039
Beneficial conversion feature of convertible promissory notes	0	0	0	1,026	0	0	0	1,026
Issuance of common stock warrants	0	0	0	3	0	0	0	3
Cancellation of common stock	0	0	0	0	0	0	0	0
Cancellation of common stock (in shares)	(275)	0	0
Net Loss	0	0	0	0	0	(12,779)	0	(12,779)
Balance at Dec. 31, 2000	2	0	0	5,878	0	(28,396)	0	(22,516)
Balances (in shares) at Dec. 31, 2000	1,935	0	0
Accretion of Series A preferred stock mandatory redemption obligation	0	0	0	0	0	(379)	0	(379)
Warrants issued for services	0	0	0	2,287	0	0	0	2,287
Exercise of stock options and warrants for cash	1	0	0	407	0	0	0	408
Exercise of stock options and warrants for cash (in shares)	1,158	0	0
Issuance of Series D preferred stock warrants	0	0	0	225	0	0	0	225
Beneficial conversion feature of convertible promissory notes	0	0	0	456	0	0	0	456
Beneficial conversion feature of Series D preferred stock	0	0	0	4,274	0	(4,274)	0	0
Issuance of common stock in initial public offering	4	0	0	17,151	0	0	0	17,155
Issuance of common stock in initial public offering (in shares)	4,000	0	0
Conversion of preferred stock into common stock	10	0	0	31,569	0	0	0	31,579
Conversion of preferred stock into common stock (in shares)	9,776	0	0
Series A preferred stock redemption fee	0	0	0	0	0	(1,700)	0	(1,700)
Deferred compensation related to employee restricted stock option	0	0	0	1,330	(1,330)	0	0	0
Amortization of deferred compensation	0	0	0	0	314	0	0	314
Issuance of stock options to nonemployees for services	0	0	0	45	0	0	0	45
Net Loss	0	0	0	0	0	(10,940)	0	(10,940)
Balance at Dec. 31, 2001	17	0	0	63,622	(1,016)	(45,689)	0	16,934
Balances (in shares) at Dec. 31, 2001	16,869	0	0
Stock compensation expense	0	0	0	22	(22)	0	0	0
Exercise of stock options and warrants for cash	0	0	0	18	0	0	0	18
Exercise of stock options and warrants for cash (in shares)	32	0	0
Issuance of common stock warrants	0	0	0	80	0	0	0	80
Cancellation of common stock	0	0	0	(301)	301	0	0	0
Deferred compensation related to employee restricted stock option	0	0	0	449	(449)	0	0	0
Deferred compensation related to employee restricted stock option (in shares)	99	0	0
Amortization of deferred compensation	0	0	0	0	350	0	0	350
Issuance of unregistered common stock	1	0	0	199	0	0	0	200
Issuance of unregistered common stock (in shares)	1,000	0	0
Issuance of common stock, Employee Stock Purchase Plan	0	0	0	6	0	0	0	6
Issuance of common stock, Employee Stock Purchase Plan (in shares)	9	0	0
Issuance of restricted stock to nonemployees	0	0	0	34	0	0	0	34
Issuance of restricted stock to nonemployees (in shares)	8	0	0
Issuance of stock options to nonemployees for services	0	0	0	57	0	0	0	57
Cancellation of employee restricted stock grants	0	0	0	(392)	392	0	0	0
Cancellation of employee restricted stock grants (in shares)	(87)	0	0
Net Loss	0	0	0	0	0	(12,804)	0	(12,804)
Balance at Dec. 31, 2002	18	0	0	63,794	(444)	(58,493)	0	4,875
Balances (in shares) at Dec. 31, 2002	17,930	0	0
Exercise of stock options and warrants for cash	0	0	0	0	0	0	0	0
Exercise of stock options and warrants for cash (in shares)	8	0	0
Beneficial conversion feature of convertible promissory notes	0	0	0	114	0	0	0	114
Cancellation of common stock	0	0	0	(131)	131	0	0	0
Amortization of deferred compensation	0	0	0	0	240	0	0	240
Issuance of common stock, Employee Stock Purchase Plan	0	0	0	0	0	0	0	0
Issuance of common stock, Employee Stock Purchase Plan (in shares)	4	0	0
Cancellation of employee restricted stock grants	0	0	0	(20)	20	0	0	0
Cancellation of employee restricted stock grants (in shares)	(4)	0	0
Issuance of unregistered common stock to Medarex	1	0	0	199	0	0	0	200
Issuance of unregistered common stock to Medarex (in shares)	1,000	0	0
Issuance of unregistered common stock to Nexus	0	0	0	35	0	0	0	35
Issuance of unregistered common stock to Nexus (in shares)	90	0	0
Issuance of common stock warrants	0	0	0	80	0	0	0	80
Issuance of common stock warrants	0	0	0	221	0	0	0	221
Non-employee stock compensation	0	0	0	2	0	0	0	2
Net Loss	0	0	0	0	0	(5,752)	0	(5,752)
Balance at Dec. 31, 2003	19	0	0	64,294	(53)	(64,245)	0	15
Balances (in shares) at Dec. 31, 2003	19,028	0	0
Beneficial conversion feature of convertible promissory notes	0	0	0	1,156	0	0	0	1,156
Issuance of common stock warrants	0	0	0	1,711	0	0	0	1,711
Cancellation of common stock	0	0	0	(5)	5	0	0	0
Amortization of deferred compensation	0	0	0	0	41	0	0	41
Issuance of common stock, Employee Stock Purchase Plan	0	0	0	0	0	0	0	0
Issuance of common stock, Employee Stock Purchase Plan (in shares)	1	0	0
Warrant valuation		0	0	368	0	0	0	368
Net Loss	0	0	0	0	0	(8,508)	0	(8,508)
Balance at Dec. 31, 2004	19	0	0	67,524	(7)	(72,753)	0	(5,217)
Balances (in shares) at Dec. 31, 2004	19,029	0	0
Common Stock warrant liability	0	0	0	(604)	0	0	0	(604)
Exercise of stock options and warrants for cash	0	0	0	4	0	0	0	4
Exercise of stock options and warrants for cash (in shares)	49	0	0
Beneficial conversion feature of convertible promissory notes	0	0	0	1,172	0	0	0	1,172
Issuance of common stock warrants	0	0	0	1,878	0	0	0	1,878
Amortization of deferred compensation	0	0	0	0	7	0	0	7
Issuance of stock options to nonemployees for services	0	0	0	3	0	0	0	3
Issuance of unregistered common stock and preferred stock to Toucan Capital	0	33	0	1,243	0	0	0	1,276
Issuance of unregistered common stock and preferred stock to Toucan Capital (in shares)	0	32,500	0
Net Loss	0	0	0	0	0	(9,937)	0	(9,937)
Balance at Dec. 31, 2005	19	33	0	71,220	0	(82,690)	0	(11,418)
Balances (in shares) at Dec. 31, 2005	19,078	32,500	0
Stock compensation expense	0	0	0	19	0	0	0	19
Common Stock warrant liability	0	0	0	(6,523)	0	0	0	(6,523)
Exercise of stock options and warrants for cash	0	0	0	9	0	0	0	9
Exercise of stock options and warrants for cash (in shares)	66	0	0
Beneficial conversion feature of convertible promissory notes	0	0	0	64	0	0	0	64
Issuance of common stock warrants	0	0	0	236	0	0	0	236
Issuance of common stock in initial public offering	39	0	0	4,649	0	0	0	4,688
Issuance of common stock in initial public offering (in shares)	39,468	0	0
Issuance of warrants to PIPE investment bankers	0	0	0	395	0	0	0	395
Conversion of notes payable due to Toucan Capital to Series A-1 preferred stock	0	0	5	7,702	0	0	0	7,707
Conversion of notes payable due to Toucan Capital to Series A-1 preferred stock (in shares)	0	0	4,817
Conversion of notes payable due to management to common stock	3	0	0	266	0	0	0	269
Conversion of notes payable due to management to common stock (in shares)	2,688	0	0
Exercise of stock options - cashless	4	0	0	(4)	0	0	0	0
Exercise of stock options - cashless (in shares)	3,942	0	0
Net Loss	0	0	0	0	0	(1,395)	0	(1,395)
Balance at Dec. 31, 2006	65	33	5	78,033	0	(84,085)	0	(5,949)
Balances (in shares) at Dec. 31, 2006	65,241	32,500	4,817
Stock compensation expense	0	0	0	2,679	0	0	0	2,679
Cumulative translation adjustment	0	0	0	0	0	0	(4)	(4)
Beneficial conversion feature of convertible promissory notes	0	0	0	1,198	0	0	0	1,198
Issuance of common stock warrants	0	0	0	4,495	0	0	0	4,495
Issuance of common stock in initial public offering	16	0	0	25,870	0	0	0	25,886
Issuance of common stock in initial public offering (in shares)	15,789	0	0
Exercise of stock options - cashless	0	0	0	0	0	0	0	0
Exercise of stock options - cashless (in shares)	335	0	0
Conversion of common stock at par related to the reverse stock split	(61)	0	0	61	0	0	0	0
Conversion of common stock at par related to the reverse stock split (in shares)	(60,892)	0	0
Conversion of Series A and A-1 preferred stock into common stock	15	(33)	(5)	23	0	0	0	0
Conversion of Series A and A-1 preferred stock into common stock (in shares)	15,012	(32,500)	(4,817)
Issuance of common stock in connection with elimination of Series A and Series A-1 preferred stock preferences	7	0	0	12,342	0	(12,349)	0	0
Issuance of common stock in connection with elimination of Series A and Series A-1 preferred stock preferences (in shares)	6,861	0	0
Modification of preferred stock Series A and Series A-1 warrants	0	0	0	18,699	0	(18,699)	0	0
Preferred stock dividends	0	0	0	0	0	(1,251)	0	(1,251)
Warrants issued on Series A and Series A-1 preferred stock dividends	0	0	0	4,664	0	(4,664)	0	0
Net Loss	0	0	0	0	0	(21,247)	0	(21,247)
Total comprehensive loss								(21,251)
Balance at Dec. 31, 2007	42	0	0	148,064	0	(142,295)	(4)	5,807
Balances (in shares) at Dec. 31, 2007	42,346	0	0
Stock compensation expense	0	0	0	3,001	0	0	0	3,001
Cumulative translation adjustment	0	0	0	0	0	0	(20)	(20)
Stock issuance in exchange for license option	0	0	0	225	0	0	0	225
Stock issuance in exchange for license option (in shares)	122	0	0
Issuance of common stock warrants	0	0	0	1,017	0	0	0	1,017
Exercise of stock options - cashless	0	0	0	1	0	0	0	1
Exercise of stock options - cashless (in shares)	25	0	0
Net Loss	0	0	0	0	0	(22,331)	0	(22,331)
Total comprehensive loss								(22,351)
Balance at Dec. 31, 2008	42	0	0	152,308	0	(164,626)	(24)	(12,300)
Balances (in shares) at Dec. 31, 2008	42,493	0	0
Debt discount related to beneficial conversion and warrants	0	0	0	2,578	0	0	0	2,578
Stock compensation expense	0	0	0	2,712	0	0	0	2,618
Stock and warrants issued for services	3	0	0	2,819	0	0	0	2,916
Stock and warrants issued for services (in shares)	3,662	0	0
Issuance of common stock in private placements	2	0	0	1,391	0	0	0	1,393
Issuance of common stock in private placements (in shares)	2,378	0	0
Loan conversion and conversion inducement	10	0	0	7,321	0	0	0	7,331
Loan conversion and conversion inducement (in shares)	8,547	0	0
Cumulative translation adjustment	0	0	0	0	0	0	(25)	(25)
Warrants issued for services	0	0	0	1,645	0	0	0	1,645
Exercise of stock options - cashless	0	0	0	0	0	0	0	0
Exercise of stock options - cashless (in shares)	20	0	0
Exercise of warrants - cashless	0	0	0	0	0	0	0	0
Exercise of warrants - cashless (in shares)	1,214	0	0
Loan conversion	1	0	0	111	0	0	0	112
Loan conversion (in shares)	563	0	0
Net Loss	0	0	0	0	0	(26,954)	0	(26,954)
Total comprehensive loss								(26,979)
Balance at Dec. 31, 2009	58	0	0	170,885	0	(191,580)	(49)	(20,686)
Balances (in shares) at Dec. 31, 2009	58,877	0	0
Debt discount related to beneficial conversion and warrants	0	0	0	3,254	0	0	0	3,254
Stock compensation expense	0	0	0	2,004	0	0	0	2,004
Stock and warrants issued for services	2	0	0	2,246	0	0	0	2,248
Stock and warrants issued for services (in shares)	2,264	0	0
Interest extensions and warrant valuations	1	0	0	2,627	0	0	0	2,628
Interest extensions and warrant valuations (in shares)	1,139	0	0
Issuance of common stock in private placements	6	0	0	3,832	0	0	0	3,838
Issuance of common stock in private placements (in shares)	5,118	0	0
Loan conversion and conversion inducement	6	0	0	6,406	0	0	0	6,412
Loan conversion and conversion inducement (in shares)	5,720	0	0
Cumulative translation adjustment	0	0	0	0	0	0	(104)	(104)
Issuance of common stock warrants	0	0	0	90	0	0	0	90
Net Loss	0	0	0	0	0	(27,368)	0	(27,368)
Total comprehensive loss								(27,472)
Balance at Dec. 31, 2010	73	0	0	191,344	0	(218,948)	(153)	(27,684)
Balances (in shares) at Dec. 31, 2010	73,118	0	0
Debt discount related to beneficial conversion and warrants	0	0	0	4,267	0	0	0	4,267
Stock compensation expense	0	0	0	8,445	0	0	0	8,445
Stock and warrants issued for services	8	0	0	5,369	0	0	0	5,377
Stock and warrants issued for services (in shares)	8,047	0	0
Interest extensions and warrant valuations	0	0	0	797	0	0	0	797
Interest extensions and warrant valuations (in shares)	0	0	0
Issuance of common stock in private placements	7	0	0	5,494	0	0	0	5,501
Issuance of common stock in private placements (in shares)	8,183	0	0
Loan conversion and conversion inducement	62	0	0	21,712	0	0	0	21,774
Loan conversion and conversion inducement (in shares)	59,997	0	0
Cumulative translation adjustment	0	0	0	0	0	0	3	3
Reclassified equity instruments	0	0	0	(38,723)	0	0	0	(38,723)
Embedded derivitive liabilities reclassified	0	0	0	900	0	0	0	900
Net Loss	0	0	0	0	0	(32,830)	0	(32,830)
Total comprehensive loss								(32,827)
Balance at Dec. 31, 2011	$ 150	$ 0	$ 0	$ 199,605	$ 0	$ (251,778)	$ (150)	$ (52,173)
Balances (in shares) at Dec. 31, 2011	149,345	0	0

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE LOSS [Parenthetical] (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2001	Dec. 31, 2000
Issue price of common stock per share for license rights (in dollars per share)				$ 0.85
Stock offering costs	$ 3,965	$ 837	$ 2,845

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended		189 Months Ended	192 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Mar. 31, 2012
Cash Flows from Operating Activities:
Net Loss	$ (10,151)	$ (8,408)	$ (32,830)	$ (27,368)	$ (206,969)	$ (217,120)
Reconciliation of net loss to net cash used in operating activities:
Depreciation and amortization	2	0	10	2	2,363	2,365
Amortization of deferred financing costs	0	0	0	0	320	320
Amortization debt discount	4,634	1,066	6,016	4,508	30,225	34,859
Derivative valuation (gain) loss	(348)	161	(728)	(54)	(782)	(1,130)
Accrued interest converted to stock	0	0	0	0	260	260
Accreted interest on convertible promissory note	0	0	0	0	1,484	1,484
Stock-based compensation costs	1,042	493	8,445	2,004	19,859	20,901
Stock and warrants issued for services and other expenses	0	3,262	10,934	4,559	20,269	20,269
Loan conversion inducement	0	0	125	4,673	10,415	10,415
Valuation of reclassified equity contracts	(491)	0	(8,820)	0	(15,579)	(16,070)
Asset impairment loss and loss (gain) on sale of properties	0	0	0	0	(936)	(936)
Loss on facility sublease	0	0	0	0	895	895
Increase (decrease) in cash resulting from changes in assets and liabilities:
Prepaid expenses and other current assets	(3)	26	(8)	(64)	616	613
Accounts payable and accrued expenses	2,027	650	1,356	745	7,146	9,173
Related party accounts payable and accrued expenses	(253)	1,249	793	4,619	13,069	12,816
Accrued loss on sublease	0	0	0	0	(265)	(265)
Deferred rent	0	0	0	0	410	410
Net Cash used in Operating Activities	(3,541)	(1,501)	(14,707)	(6,376)	(117,200)	(120,741)
Cash Flows from Investing Activities:
Purchase of property and equipment, net	0	0	(49)	(41)	(5,093)	(5,093)
Proceeds from sale of property and equipment	0	0	0	0	258	258
Proceeds from sale of intellectual property	0	0	0	0	1,816	1,816
Proceeds from sale of marketable securities	0	0	0	0	2,000	2,000
Refund of security deposit	0	0	0	0	(3)	(3)
Transfer of restricted cash	0	0	0	0	(1,035)	(1,035)
Net Cash used in Investing Activities	0	0	(49)	(41)	(2,057)	(2,057)
Cash Flows from Financing Activities:
Proceeds from issuance of note payable	500	2,072	2,130	1,140	7,980	8,480
Proceeds from issuance of convertible notes payable to related parties	2,955	500	600	0	1,900	4,855
Proceeds from issuance of note payable to related parties	0	0	0	0	11,250	11,250
Repayment of note payable to related parties	0	0	(450)	(900)	(8,050)	(8,050)
Proceeds from issuance of convertible promissory note and warrants, net of issuance costs	0	(350)	7,242	2,992	23,333	23,333
Repayment of convertible promissory note	0	0	(399)	(551)	(1,069)	(1,069)
Borrowing under line of credit, Northwest Hospital	0	0	0	0	2,834	2,834
Repayment of line of credit, Northwest Hospital	0	0	0	0	(2,834)	(2,834)
Payment on capital lease obligations	0	0	0	0	(323)	(323)
Payments on note payable	0	0	0	0	(420)	(420)
Proceeds from issuance preferred stock, net	0	0	0	0	28,708	28,708
Proceeds from exercise of stock options and warrants	0	0	0	0	228	228
Proceeds from issuance common stock, net	139	210	5,501	3,838	59,075	59,214
Proceeds from sale of stock warrant	0	4	0	90	90	90
Payment of preferred stock dividends	0	0	0	0	(1,251)	(1,251)
Series A preferred stock redemption fee	0	0	0	0	(1,700)	(1,700)
Deferred financing costs	0	0	0	0	(320)	(320)
Net Cash provided by Financing Activities	3,594	2,436	14,624	6,609	119,431	123,025
Effect of exchange rates on cash	(40)	(20)	3	(104)	(150)	(190)
Net increase (decrease) in cash	13	915	(129)	88	24	37
Cash at beginning of period	24	153	153	65	0	0
Cash at end of period	37	1,068	24	153	24	37
Supplemental disclosure of cash flow information - Cash paid during the period for interest	0	0	0	0	1,879	1,879
Supplemental schedule of non-cash financing activities:
Equipment acquired through capital leases	0	0	0	0	285	285
Issuance of common stock in connection with elimination of Series A and Series A-1 preferred stock preferences	0	0	0	0	12,349	12,349
Issuance of common stock in connection conversion of liabilities	3,738	2,528	15,769	1,786	19,055	22,793
Warrants issued on Series A and Series A-1 preferred stock dividends	0	0	0	0	4,664	4,664
Common stock warrant liability			0	0	11,841
Liability for reclassified equity contracts	29,412	5,753				16,070
Accretion of mandatorily redeemable Series A preferred stock redemption obligation	0	0	0	0	1,872	1,872
Debt discount on promissory notes	3,213	1,435	5,410	3,254	19,501	22,714
Issuance of Series C preferred stock warrants in connection with lease agreement	0	0	0	0	43	43
Issuance of common stock to settle accounts payable	0	0	0	0	4	4
Liability for and issuance of common stock and warrants to Medarex	0	0	0	0	840	840
Issuance of common stock to landlord	0	0	0	0	35	35
Deferred compensation on issuance of stock options and restricted stock grants	0	0	0	0	759	759
Cancellation of options and restricted stock	0	0	0	0	849	849
Financing of prepaid insurance through note payable	0	0	0	0	491	491
Stock subscription receivable	0	0	0	0	480	480
Series A Preferred Stock [Member]
Supplemental schedule of non-cash financing activities:
Modification of preferred stock warrants	0	0	0	0	2,306	2,306
Series A 1 Preferred Stock [Member]
Supplemental schedule of non-cash financing activities:
Modification of preferred stock warrants	0	0	0	0	16,393	16,393
Conversion of convertible promissory notes and accrued interest to stock	0	0	0	0	7,707	7,707
Series D Preferred Stock [Member]
Supplemental schedule of non-cash financing activities:
Conversion of convertible promissory notes and accrued interest to stock	0	0	0	0	5,324	5,324
Common Stock [Member]
Supplemental schedule of non-cash financing activities:
Conversion of convertible promissory notes and accrued interest to stock	$ 0	$ 0	$ 0	$ 0	$ 269	$ 269

Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]

1. Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include the accounts of Northwest Biotherapeutics, Inc. and its subsidiaries, NW Bio Europe Sarl and NW Bio GmBh (collectively, the “Company”, “we”, “us”, and “our” ). All material intercompany balances and transactions have been eliminated. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America (“GAAP”). All normal recurring adjustments which are necessary for the fair presentation of the results for the interim periods are reflected herein. Operating results for the three month periods ended March 31, 2011 and 2012 are not necessarily indicative of results to be expected for a full year.

The independent registered public accounting firm’s report on the financial statements for the fiscal year ended December 31, 2011 states that because of recurring operating losses, net operating cash flow deficits, and a deficit accumulated during the development stage, there is substantial doubt about the Company’s ability to continue as a going concern. A “going concern” opinion indicates that the financial statements have been prepared assuming the Company will continue as a going concern and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

(1)  Organization and Description of Business

Northwest Biotherapeutics, Inc. and its majority owned subsidiaries NW Bio Europe Sarl and NW Bio GmBh (collectively, the “Company”, “we”, “us” and “our”) was organized to discover and develop innovative diagnostics and immunotherapies for prostate and brain cancer. During 1998, the Company incorporated as a Delaware corporation. Prior to 1998, the Company was a limited liability company, which was formed on March 18, 1996. The Company is a development stage company, has yet to generate significant revenues from its intended business purpose and has no assurance of future revenues. While in the development stage, the Company’s principal activities have included defining and conducting research programs, conducting clinical trials, raising capital and recruiting scientific and management personnel.

Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

2. Summary of Significant Accounting Policies

The Company implemented the following accounting policy during the period ended March 31, 2012.

In June 2011, the Financial Accounting Standards Board issued ASU No. 2011-05, Comprehensive Income, or ASU 2011-05. The guidance in ASU 2011-05 revises the manner in which entities present comprehensive income in their financial statements. An entity is required to report the components of comprehensive income in either one or two consecutive financial statements:

·	A single, continuous statement must present the components of net income and total net income, the components of other comprehensive income and total other comprehensive income, and a total for comprehensive income; or

·	In a two-statement approach, an entity must present the components of net income and total net income in the first statement. That statement must be immediately followed by a financial statement that presents the components of other comprehensive income, a total for other comprehensive income, and a total for comprehensive income.

ASU 2011-05 does not change the items that must be reported in other comprehensive income. The amendments in ASU 2011-05 are effective for fiscal years beginning after December 15, 2011 and the Company adopted this guidance during the three months ended March 31, 2012, and implemented the two-statement approach.

The other significant accounting policies used in the preparation of the Company’s condensed consolidated financial statements are disclosed in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(3)  Summary of Significant Accounting Policies

(a)  References to Authoritative Accounting Literature

In June 2009, the Financial Accounting Standards Board ("FASB") issued the Accounting Standards Codification ("ASC") as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by non-governmental entities in preparation of financial statements in conformity with U.S. GAAP, except for additional authoritative rules and interpretative releases issued by the SEC.  While the adoption of the ASC changes how we reference accounting standards, the adoption did not have an impact on our consolidated financial statements.

(b)  Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements of the Company were prepared in accordance with U.S. GAAP and include the assets, liabilities, revenues and expenses of the Company’s majority-owned subsidiaries over which the Company exercises control. Intercompany transactions and balances are eliminated in consolidation. The first of the Company's European subsidiaries was established in Switzerland during the third quarter of 2007 and the second subsidiary was established in Germany during the fourth quarter of 2011. The German subsidiary is wholly-owned. The Company contributed 95% of the initial share capital in the Swiss subsidiary and Cognate, a related party to the Company, contributed the remaining 5%. Non-controlling interest is not material for all periods presented.

(c)  Foreign Currency Translation

For operations outside the U.S. that prepare financial statements in currencies other than U.S. dollars, we translate the financial statements into U.S. dollars. Results of operations and cash flows are translated at average exchange rates during the period, and assets and liabilities are translated at end of period exchange rates, except for equity transactions and advances not expected to be repaid in the foreseeable future, which are translated at historical cost. The effects of exchange rate fluctuations on translating foreign currency assets and liabilities into U.S. dollars are accumulated as a separate component in other comprehensive income (loss).

(d)  Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)  Embedded Derivative Liability

The Company evaluates financial instruments for freestanding or embedded derivatives.  Derivative instruments that have been separated from the host contract and do not qualify for hedge accounting are recorded at fair value with changes in value recognized as other income (expense) in the consolidated statements of operations in the period of change.

(f)  Fair Value of Financial Instruments

The fair value of financial instruments other than liabilities payable to related parties approximate the recorded value based on the short term nature of these financial instruments. The fair value of liabilities payable to related parties is presently undeterminable due to the related party nature of the obligations.  The fair value of derivative liabilities is estimated using a binomial model or Monte Carlo simulation depending on the complexity of the derivative being measured.  See Note 4.

(g)  Cash

Cash consists of checking accounts. While cash held by financial institutions may at times exceed federally insured limits, management believes that no material credit or market risk exposure exists due to the high quality of the institutions. The Company has not experienced any losses on such accounts.

(h)  Property and Equipment

Property and equipment are stated at cost, as adjusted for any prior impairments. Property and equipment are depreciated on a straight-line basis over the estimated useful lives which range from between three and seven years.

Expenditures for maintenance and repairs are expensed as incurred. Gains and losses from disposal representing the difference between any proceeds received from the sale of property and equipment and the recorded values of the asset disposed are recorded in total operating costs and expenses.

(i)  Impairment of Long-Lived Assets

Long-lived assets including property and equipment are reviewed for possible impairment whenever significant events or changes in circumstances, including changes in our business strategy and plans, indicate that impairment may have occurred. An impairment is indicated when the sum of the expected future undiscounted net cash flows identifiable to that asset or asset group is less than its carrying value. Long-lived assets to be held and used, including assets to be disposed of other than by sale, for which the carrying amount is not recoverable are adjusted to their estimated fair value at the date an impairment is indicated, which establishes a new basis for the assets for depreciation purposes. Long-lived assets to be disposed of by sale are reported at the lower of carrying amount or fair value less cost to sell. Impairment losses are determined from actual or estimated fair values, which are based on market values, net realizable values or projections of discounted net cash flows, as appropriate.

(j)  Operating Leases

The Company recognizes lease expense on a straight-line basis over the initial lease term. For leases that contain rent holidays or escalation clauses, the Company recognizes rent expense on a straight-line basis and records the difference between the rent expense and rental amount payable as deferred rent. As of December 31, 2010 and 2011 the deferred rent is $68,263 and $19,004, respectively.

(k)  Revenue Recognition

The Company has earned revenues through sale of research materials, providing research services to third parties and through research grants in the past. Revenues from sale of research materials are to multiple customers with whom there is no other contractual relationship and are recognized when shipped to the customer and title has passed.

Research contracts and grants require the Company to perform research activities as specified in each respective contract or grant on a best efforts basis, and the Company is paid based on the fees stipulated in the respective contracts and grants which approximate the costs incurred by the Company in performing such activities. The Company recognizes revenue under the research contracts and grants based on completion of performance under the respective contracts and grants where no ongoing obligation on the part of the Company exists. Direct costs related to these contracts and grants are reported as research and development expenses.

(l)  Research and Development Expenses

Research and development costs are expensed as incurred. These costs include, but are not limited to, contract manufacturing costs, personnel costs, lab supplies, depreciation, amortization and other indirect costs directly related to the Company’s research and development activities.

(m)  Income Taxes

We recognize income taxes on an accrual basis based on tax positions taken or expected to be taken in our tax returns. A tax position is defined as a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are recognized only when it is more likely than not (i.e., likelihood of greater than 50%), based on technical merits, that the position would be sustained upon examination by taxing authorities. Tax positions that meet the more likely than not threshold are measured using a probability-weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in our financial statements or tax returns. A valuation allowance is established to reduce deferred tax assets if all, or some portion, of such assets will more than likely not be realized. Should they occur, our policy is to classify interest and penalties related to tax positions as income tax expense. Since our inception, no such interest or penalties have been incurred, however. Prior to 1998, the Company was a limited liability company and the Company’s tax losses and credits generally flowed directly to the members.

(n)  Stock-Based Compensation

Compensation expense for all stock-based awards is measured at the grant date based on the fair value of the award and is recognized as an expense, on a straight-line basis, over the employee's requisite service period (generally the vesting period of the equity award). The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Stock-based compensation expense is recognized only for those awards that are expected to vest using an estimated forfeiture rate. We estimate pre-vesting option forfeitures at the time of grant and reflect the impact of estimated pre-vesting option forfeitures in compensation expense recognized.   For options and warrants issued to non-employees, the Company recognizes stock compensation costs utilizing the fair value methodology over the related period of benefit.

Stock-based compensation expense was as follows ($ in thousands):

	2010	2011
Research and development	$593	$2,355
General and administrative expenses	1,411	6,090
Total stock- based compensation expense	$2,004	$8,445

The assumptions used to estimate the fair value of awards granted for the periods presented are noted in the table below. Expected volatility is based on the separate historical volatility of the market prices of our common stock over the most recent period commensurate with the estimated expected life of the award. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

	2010	2011
Risk free interest rate	3.6%	2.27%
Volatility	208%	193.5%
Expected term	10 years	7 years
Expected dividends	0%	0%

 (o)  Loss per Share

Basic loss per share is computed on the basis of the weighted average number of shares outstanding for the reporting period. Diluted loss per share is computed on the basis of the weighted average number of common shares plus dilutive potential common shares outstanding using the treasury stock method. Any potentially dilutive securities are antidilutive due to the Company’s net losses. For the years presented, there is no difference between the basic and diluted net loss per share.

(p)  Operating Segments

The Company is principally engaged in the discovery and development of innovative immunotherapies for cancer and has a single operating segment as management reviews all financial information together for the purposes of making decisions and assessing the financial performance of the Company.

Operating costs:

Operating costs and expenses consist primarily of research and development expenses, including clinical trial expenses which arise when we are actively participating in clinical trials, and general and administrative expenses.

Research and development:

Discovery and preclinical research and development expenses include scientific personnel related salary and benefit expenses, stock-based compensation, costs of laboratory supplies used in our internal research and development projects, travel, regulatory compliance, and expenditures for preclinical and clinical trial operation and management when we are actively engaged in clinical trials.

Because the Company is a development stage company, it does not allocate research and development costs on a project basis. The Company adopted this policy, in part, due to the unreasonable cost burden associated with accounting at such a level of detail and its limited number of financial and personnel resources. The Company’s business judgment continues to be that there is little value associated with evaluating expenditures at the project level since the Company is focusing primarily on its lead clinical trial programs as most of the Company’s expenditures relate to those programs.

For the year ended December 31, 2011, of the Company’s operating expenses of approximately $26.8 million, approximately 49.9% of its expended resources were apportioned to its two DCVax clinical trial programs. From its inception through December 31, 2011, the Company incurred costs of approximately $90.3 million associated with its research and development activities. Because its technologies are novel and unproven, the Company is unable to estimate with any certainty the costs it will incur in the continued development of its product candidates for commercialization.

General and administrative:

General and administrative expenses include administrative personnel related salary and benefit expenses, cost of facilities, insurance, travel, legal support, property and equipment depreciation, stock-based compensation, and amortization of debt discounts and beneficial conversion costs associated with the Company’s debt financing.

(q)  Reclassifications

Certain reclassifications have been made to prior period financial statements and footnotes in order to conform to the current period's presentation.

(r)  Recent and Adopted Accounting Pronouncements

From time to time new accounting guidance is issued by the FASB that the Company adopts as of an effective date.  If not discussed, management believes that the impact of the new accounting guidance, which is not yet effective, will not have a material impact on the Company’s financial statements.

In June 2011, the Financial Accounting Standards Board issued ASU No. 2011-05, Comprehensive Income or ASU 2011-05. The guidance in ASU 2011-05 revises the manner in which entities present comprehensive income in their financial statements. An entity is required to report the components of comprehensive income in either one or two consecutive financial statements:

•	A single, continuous statement must present the components of net income and total net income, the components of other comprehensive income and total other comprehensive income, and a total for comprehensive income.

•	In a two-statement approach, an entity must present the components of net income and total net income in the first statement. That statement must be immediately followed by a financial statement that presents the components of other comprehensive income, a total for other comprehensive income, and a total for comprehensive income.

ASU 2011-05 does not change the items that must be reported in other comprehensive income. The amendments in ASU 2011-05 are effective for fiscal years beginning after December 15, 2011. The Company does not believe the adoption of ASU 2011-05 will have a material impact on the presentation of information in its financial statements.

(s) Reclassified Equity Contracts

The Company accounts for potential shares that can be converted to common stock and if converted, will be in excess of authorized shares, as a liability that is recorded on the balance sheet (at fair value) only until the authorized number of shares is increased (at which time the whole liability will be remeasured, with changes in value included in other income/(expense), and then reclassified to additional paid-in capital). The value of the liability was computed by valuing the securities that management believed were most likely to be converted. This liability is revalued at each reporting date with any change in value included in other income/(expense) until such time as enough shares are authorized to cover all potentially convertible instruments.

Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

3. Stock-Based Compensation

Compensation expense for all stock-based awards is measured at the grant date based on the fair value of the award and is recognized as an expense, on a straight-line basis, over the employee's requisite service period (generally the vesting period of the equity award). The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Stock-based compensation expense is recognized only for those awards that are expected to vest using an estimated forfeiture rate. We estimate pre-vesting option forfeitures at the time of grant and reflect the impact of estimated pre-vesting option forfeitures in compensation expense recognized. For options and warrants issued to non-employees, the Company recognizes stock compensation costs utilizing the fair value methodology over the related period of benefit.

Stock-based compensation expense was as follows for the three months ended March 31 (in thousands):

	2011	2012
Research and development	$164	$158
General and administrative	329	884
Total stock- based compensation expense	$493	$1,042

There were no options to purchase common stock granted during the three month periods ended March 31, 2011 and 2012. At March 31, 2012, the unrecognized compensation expense related to stock options was $3.6 million which is to be recognized over a weighted average period of approximately 3 years.

(5) Stock-Based Compensation Plans

Stock Option Plans

The Company’s stock option plans are administered by the Board of Directors, which determines the terms and conditions of the options granted, including exercise price, number of options granted and vesting period of such options.

Our employees, directors and consultants previously participated in the 1998 Stock Option Plan and the 1999 Executive Stock Option Plan.  The 1998 Stock Option Plan and the 1999 Executive Stock Option Plan were terminated during 2008 and 2009 and no further grants may be made under the plans.

Existing stock option plans are as follows:

 (a) 2001 Stock Option Plan

Under the 2001 Stock Option Plan (the “2001 Plan”), 120,000 shares of the Company’s common stock have been reserved for grant of stock options to employees and consultants.  Additionally, on January 1 of each year, commencing January 1, 2002, the number of shares reserved for grant under the 2001 Plan will increase by the lesser of (i) 15% of the aggregate number of shares available for grant under the 2001 Plan or (ii) 20,000 shares.  Our Board of Directors has the authority to amend or terminate this plan, but such action may not adversely affect any outstanding option previously granted under the plan.  If this plan is not terminated earlier, no incentive stock options can be granted under the plan on or after the later of June 2011 or the 10th anniversary of the date when our Board of Directors adopted, subject to approval by our stockholders, the most recent increase in the number of shares available for grant under the plan.

As of December 31, 2011, net of forfeitures, a total of 162,603 shares remain available under this plan; however, effective June 22, 2007, the Company amended the 2001 Stock Option Plan, such that no further option grants may be made under the plan.

(b) 2001 Non-employee Director Stock Incentive Plan

Under the 2001 Non-employee Director Stock Incentive Plan (the “2001 Director Plan”), 13,333 shares of the Company’s common stock have been reserved for grant of stock options to non-employee directors of the Company.  As of December 31, 2011, net of forfeitures, a total of 10,500 shares remain available under this plan; however, no further grants may be made under this plan.

  (c) 2007 Stock Option Plan

The 2007 Stock Option Plan became effective on June 15, 2007 (the “2007 Stock Option Plan”).  In April 2008, the Company increased the number of shares reserved for issuance by 519,132 shares for an aggregate of 6,000,000 shares of its common stock.  In May 2010, the Company increased the number of shares reserved for issuance under the 2007 Stock Option Plan by an additional 10,000,000 shares of its common stock. In 2011, the Company increased the shares available by 20 million. The plan provides for the grant to employees of the Company, its parents and subsidiaries, including officers and employee directors, of “incentive stock options,” as defined, and for the grant of non-statutory stock options to the employees, officers, directors, including non-employee directors, and consultants of the Company, its parents and subsidiaries.  As of December 31, 2011, net of forfeitures, a total of 11 million shares remain available for issuance under this plan.

Stock Option Activity

A summary of activity relating to our stock options is as follows (options in thousands):

	Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2010	3,256	$0.71
Granted	22,128	0.66
Expired	(5)	10.62
Forfeited	(557)	0.60
Outstanding as of December 31, 2011	24,822	0.66	$6.57
Exercisable as of December 31, 2011	10,794	$0.66	$9.02	—

A summary of the Company’s unvested stock option grants and changes during 2011 was as follows (options in thousands):

		Weighted-
		Average
		Grant Date
	Options	Fair Value
Outstanding at December 31, 2010	951	$0.68
Granted during 2011	22,128	0.66
Vested during 2011	(9,051)	0.66
Outstanding at December 31, 2011	14,028	0.66

Additional information regarding stock options outstanding and exercisable at December 31, 2011 is as follows, in thousands, except option price and weighted average exercise price.

	Options Outstanding			Options Exercisable
		Weighted-
		Average	Weighted		Weighted
Range of		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Prices	Outstanding	Life (Years)	Price	Exercisable	Price

$ 0.55 - 0.60	1,681	7.64	$0.55	807	$0.56
$ 0.61 - 2.10	23,138	6.50	$0.67	9,984	$0.67
$ 2.41 - 75.00	3	4.31	$27.11	3	$27.11
Total	24,822	9.02	$0.66	10,794	$0.67

Options granted under the plans are generally priced at or above the estimated fair market value of the Company’s common stock on the date of grant and generally vest over between four and nine years.  Compensation expense, if any, is charged over the period of vesting.  All options, if not previously exercised or canceled, expire ten years from the date of grant, or the expiration date specified in the individual option agreement, if earlier.

During 2011 and 2010, the Company granted options to purchase 22,128,000 and 100,000, respectively, shares of common stock.  The weighted average exercise price of options granted in 2011 and 2010 was $0.66 and $0.75 respectively.  Stock compensation expense amounted to $8,445,000 and $2,004,000 during 2011 and 2010, respectively.

The aggregate intrinsic value of options exercised during 2011 and 2010 was $0 and $74,241, respectively.  Our policy is to issue new shares to fulfill the requirements for options that are exercised.

The aggregate fair value of options vested during 2011 and 2010 was $7,022,998 and $1,998,778, respectively.

As of December 31, 2011 the total unrecognized compensation expense related to unvested stock option awards was $4,664,715 which is expected to be recognized over a weighted average term of approximately 3 years.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

4. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three tier fair value hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

·	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

·	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

·	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The Company's liability for reclassified equity contracts were measured using significant unobservable (Level 3) inputs. There were no assets measured at fair value using unobservable inputs either as of or during the three months ended March 31, 2011 or as of or during the three months ended March 31, 2012.

As a result of the Company entering into convertible promissory notes and issuing warrants to purchase common stock, the Company's total potential outstanding common stock exceeded the Company’s authorized shares by approximately 109 million shares as of December 31, 2011, as also discussed in Note 7. As a result the Company was required to value a number of shares equal to the excess issuable on exercise of warrants and options and on conversion of convertible notes and recognize the value as a liability. The Company’s stockholders approved an increase in the number of authorized shares sufficient to cover the excess as of February 6, 2012. At that time, the liability was remeasured, with changes in value included in other income/(expense), and then reclassified to additional paid-in capital.

The following table represents the activity for the Company’s liability for reclassified equity contracts for the periods ended March 31, 2011 and 2012:

	2011	2012
Beginning balance	$-	$29,903,000
Liabilities reclassified	5,753,000	693,000
Change in value of reclassified liabilities	-	(491,000)
Liabilities reclassified to equity	-	(30,105,000)
Ending balance	$5,753,000	$-

The Company concluded that certain conversion features and warrant agreements included down-round provisions and were not indexed to the Company’s stock (and are therefore recorded as derivative liabilities). The Company recognizes the derivative liabilities at their respective fair values using a binomial model adjusted for the probability of issuance using a Monte Carlo simulation. Changes in the fair value are recorded in “Derivative valuation gain (loss)” in the condensed consolidated statements of operations. Key assumptions for determining fair values during the period presented included expected terms ranging from between 6 and 18 months, volatility ranging from between 95% and 190% and risk-free interest rate of 0.18%.

The Company's embedded derivative liability was measured using significant unobservable (Level 3) inputs. The following table represents the Company’s embedded derivative liability activity for the three months ended March 31, 2011 and 2012:

	2011	2012
Beginning balance	$839,000	$601,000
Reclassification to stockholders' equity upon conversion and expiration of derivative	(168,000)	-
Net change in fair value of embedded derivative liabilities	161,000	(348,000)
Ending balance	$832,000	$253,000

(4) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP establishes a three tier fair value hierarchy which prioritizes the inputs used in measuring fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The Company concluded that certain conversion features and warrant agreements included down-round provisions and were not indexed to the Company’s stock (and are therefore recorded as derivative liabilities).

The Company recognizes the derivative liabilities at their respective fair values at inception and on each reporting date. The Company measures fair values using a binomial model adjusted for the probability of issuance using a Monte Carlo simulation. As of January 1, 2011, the embedded derivative liability associated with certain agreements with down round protection amount to $839,000.

The derivative liabilities associated with the warrants issued with the May 31, 2011 $3,000,000 note from an unaffiliated third party were initially recorded in the consolidated balance sheet upon issuance as of May 31, 2011 at a fair value of $1,389,000. During 2011, derivative liabilities associated with certain instruments amounting to $899,000 were reclassified to equity.

The derivative liabilities continue to be recorded in the consolidated balance sheet at fair value with changes in fair value also recorded in “Derivative valuation gain (loss)” in the consolidated statement of operations.  As of December 31, 2011, the fair value of the derivative liabilities was $601,000 with a change in fair value during the period from issuance to December 31, 2011 of $728,000.  Key assumptions for determining fair values included expected terms ranging from between 6 and 9 months, volatility ranging between 100% and 207% and risk-free interest rate of 0.39%.

The derivative liabilities are considered Level 3 liabilities on the fair value hierarchy as the determination of fair value includes various assumptions about the future activities and the Company’s stock prices and historical volatility inputs.

The material Level 3 unobservable inputs used in the valuation analysis are as follows:

-	The Company's ability to obtain a waiver from additional and existing investors regarding the beneficial conversion feature of the warrants issued with the debt;
-	The Company's ability to obtain financing in large or small tranches from multiple or concentrated investors;
-	The flexibility of new and current investors as to the timing of their ability and intent to exercise beneficial conversion features; and
-	The assumptions used for the Monte Carlo simulation in regards to the option valuation.

The table below provides a reconciliation of the beginning and ending balances for the liabilities measured using fair significant unobservable inputs (Level 3).  There were no assets as of or during the year ended December 31, 2010 and 2011 measured at fair value using unobservable inputs (Level 3).

	2010	2011
Beginning balance	$-	$839,000
Reclassification to stockholders' equity upon conversion and expiration of derivative	-	(899,000)
Embedded derivative liability recognized	893,000	1,389,000
Net change in fair value of embedded derivative liabilities	(54,000)	(728,000)
Ending balance	$839,000	$601,000

As a result of the Company entering into convertible promissory notes and issuing, stock options, and warrants to purchase common stock, the Company's total potential outstanding common stock exceeded the Company's authorized shares by approximately 109 million shares. As a result the Company is currently required to value a number of shares equal to the excess issuable on exercise of warrants and options and on conversion of convertible notes and recognize the value as a liability. Once an increase in the number of authorized shares sufficient to cover the excess has been approved by stockholders, the liability will be remeasured, with changes in value included in other income/(expense), and then reclassified to additional paid-in capital.

The fair value of these shares totaled approximately $29,903,000 and was recognized as a liability as of December 31, 2011. The value of the liability was computed by valuing the securities that management believed were most likely to be converted. As of December 31, 2011, those securities consisted of warrants and options to purchase common stock and shares issuable upon conversion of convertible notes payable which have been issued over the last 7 years and which have exercise and conversion prices ranging from $0.15 to $3.24 per share. The fair value of the warrants as of December 31, 2011 was determined using the Black-Scholes option pricing model based on the following assumptions: expected dividend yield of 0%, risk-free interest rates between 0.2% and 1.7%, volatility between 100% and 190% and contractual lives between of one and eight years. The fair value of the shares issuable upon conversion of convertible notes was calculated based on the anticipated conversion price relative to the closing price of the Company's common stock on December 31, 2011.

The following table represents the activity for the Company's liability for reclassified equity contracts for the year ended December 31, 2011:

Liability for reclassified equity contracts
Balance , January 1, 2011	$-
Liabilities reclassified at inception	38,724,000
Change in value of liabilities reclassified	(8,821,000)
Balance, December 31, 2011	$29,903,000

Liquidity and Going Concern	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Liquidity and Going Concern [Abstract]
Liquidity and Going Concern Disclosure [Text Block]

5. Liquidity and Going Concern

The Company has experienced recurring losses from operations, and, as of March 31, 2012, had a working capital deficit of $23.8 million and a deficit accumulated during the development stage of $261.9 million.

Since 2004, Toucan Capital Fund II, L.P. (“Toucan Capital”), Toucan Partners LLC (“Toucan Partners”), entities controlled by Ms. Linda Powers, the managing director of Toucan Capital and managing member of Toucan Partners, and Ms. Linda Powers (collectively “Toucan”) have provided substantial funding to the Company. During the period from 2004 to 2007, the funding consisted of various loans and the purchase of common stock. Under a Conversion Agreement during 2007, all loans payable to Toucan outstanding at the time were converted to preferred stock and the preferred stock was subsequently converted to common stock. As a result of additional loans, as of March 31, 2012, notes payable include $4.6 million convertible notes payable to Toucan. The notes payable to Toucan outstanding as of March 31, 2012, are convertible at prices ranging from $0.20 to $0.57.

In addition, the Company utilizes the services of Cognate BioServices, Inc., an entity controlled by Toucan, for manufacturing DCVax product candidates, regulatory advice, research and development preclinical activities, and managing clinical trials. Accounts payable to Cognate BioServices, Inc. amounted to $0.8 million at March 31, 2012. As of March 31, 2012, the Company has a loan payable to Artecel, an entity also controlled by Toucan, amounting to $734,000. The Company and Artecel have not yet agreed to payment terms.

As a result of this financing activity, as of March 31, 2012, Toucan held 71,202,148 shares of common stock, representing approximately 44.7% of the common stock outstanding. Further, as of March 31, 2012, Toucan, beneficially owned (including unexercised warrants) 111,580,839 shares of common stock, representing a beneficial ownership interest of approximately 69.3%.

In addition to financing obtained from Toucan and related entities, the Company has raised additional capital by issuing common stock and debt securities. As of May 7, 2012 the Company had approximately $0.3 million of cash on hand. The Company will need to raise additional capital in the near future to continue to fund its clinical trials and other operating activities and there can be no assurance that its efforts to seek such funding will be successful. The Company may seek funding from Toucan Capital or Toucan Partners or their affiliates or other third parties. Such parties are under no obligation to provide the Company with any additional funds, and any such funding may be dilutive to stockholders and may contain restrictive covenants. The Company is currently exploring additional financings with several other parties; however, there can be no assurance that the Company will be able to complete any such financings or that the terms of such financings will be attractive to the Company. If the Company’s capital raising efforts are unsuccessful, its inability to obtain additional cash as needed could have a material adverse effect on the Company’s financial position, results of operations and the Company’s ability to continue its existence.

(2) Liquidity and Going Concern

The Company has experienced recurring losses from operations, has a working capital deficit of $50.6 million, and has a deficit accumulated during the development stage of $251.8 million as of December 31, 2011. The working capital deficit of $50.6 million includes certain non-cash liabilities amounting to $30.5 million that the Company does not expect to settle with cash payments.

Since 2004, Toucan Capital Fund II, L.P. ("Toucan Capital"), Toucan Partners LLC ("Toucan Partners"), entities controlled by Ms. Linda Powers, the managing director of Toucan Capital and managing member of Toucan Partners, and Ms. Linda Powers (collectively "Toucan") have provided substantial funding to the Company. During the period from 2004 to 2007, the funding consisted of various loans and the purchase of preferred stock and common stock. Under a conversion agreement during 2007, all loans payable to Toucan outstanding at the time were converted to preferred stock and all of the preferred stock was converted to common stock. As a result of additional financing, as of December, 2011, notes payable to Toucan Partners include a $1,150,000 convertible note originating in 2009, and a $100,000 note originating in 2011.

In addition, the Company utilizes the services of Cognate BioServices, Inc., an entity controlled by Toucan, for manufacturing DCVax product candidates, regulatory advice, research and development preclinical activities, and managing clinical trials. During 2011, Cognate BioServices, Inc. agreed to convert accounts payable amounting to $9.2 million into 46 million shares of common stock. Also during 2011, the Company received an operational loan from Artecel, an entity also controlled by Toucan, amounting to $734,000. The Company and Artecel have not yet agreed to payment terms.

As of December 31, 2011, Linda Powers, including the holdings of Toucan Capital and Toucan Partners, held 71,202,148 shares of common stock, representing approximately 45% of the common stock outstanding. Further, as of December 31, 2011, Linda Powers, including the holdings of Toucan Capital and Toucan Partners, beneficially owned (including unexercised warrants) 110,720,111 shares of common stock, representing a beneficial ownership interest of approximately 56%.

The Company generated $14,624,000 and $6,609,000 in cash flows from financing activities during 2011 and 2010, respectively. The Company needs to raise additional capital to fund our clinical trials and other operating activities and repay various note payable and loan agreements. The amount of additional funding required will depend on many factors, including the speed with which we are able to identify and hire people to fill key positions, the speed of patient enrollment in our DCVax®-Brain cancer trial, and unanticipated developments, including any litigation matters. However, without additional capital, the Company will not be able to complete our DCVax®-Brain clinical trial or move forward with any of our other product candidates for which investigational new drug applications have been cleared by the U.S. Food and Drug Administration, or FDA. The Company will also not be able to develop our second generation manufacturing processes, which offer substantial product cost reductions if we are unable to obtain additional capital.

The Company has raised an aggregate of approximately $3.4 million from issuing small loans and common stock subsequent to December 31, 2011. We are in late stage discussions with several parties in regard to additional financing transactions, which we hope to complete during 2012. There can be no assurance that our efforts to seek such funding will be successful or that the terms of such financings will be attractive to us. We may raise additional funds by issuing additional common stock or securities (equity or debt) convertible into shares of common stock, in which case, the ownership interest of our stockholders will be diluted. Any debt financing, if available, is likely to include restrictive covenants that could limit our ability to take certain actions. Further, we may seek funding from Toucan Capital or Toucan Partners or their affiliates. Such parties are under no obligation to provide us any additional funds, and any such funding may be dilutive to stockholders and may contain restrictive covenants. If our capital raising efforts are unsuccessful, our inability to obtain additional cash as needed could have a material adverse effect on our financial position, results of operations and our ability to continue our existence. Our independent registered public accounting firm has indicated in its report on our consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2011 that there is substantial doubt about our ability to continue as a going concern.

Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

6. Notes Payable

Convertible Notes Payable to Related Parties

Al Rajhi converted the note payable with a principal balance of $2,523,201 into 4,426,670 shares of common stock on February 9, 2012.

The Company received proceeds of $1,500,000 in connection with issuing a convertible note to Toucan Partners on February 9, 2012. Warrants to purchase 4,687,500 shares of common stock at an exercise price of $0.57 for five years were issued in connection with the note. The note is unsecured, but will become secured if the Company enters into any secured financing or if there is an event of default, as defined. The note is payable on demand with 14 days written notice and carried an original issue discount of 10% and a one time interest charge of 10%. The conversion price of the note is 95% of the average five day closing price of the Company's common stock for ten days prior to conversion. The relative fair value of the warrants and beneficial conversion feature (based on the effective conversion price of the note payable) amounted to $761,240 and $792,055, respectively. The debt discount associated with the warrants and beneficial conversion feature was immediately written off to interest expense.

The Company received proceeds of $1,255,000 in connection with issuing unsecured convertible notes to Toucan Partners on dates between January 3, 2012 and March 6, 2012. Warrants to purchase 4,470,938 shares of common stock at an exercise price of $0.57 and terms between three and five years were issued in connection with the notes. The notes are payable on demand with between 7 and 14 days written notice and carried an original issue discount of 10% and a one-time interest charge of 10%. The conversion prices of the notes are 95% of the average five day closing price of the Company's common stock for twenty days prior to conversion. The relative fair value of the warrants and beneficial conversion feature (based on the effective conversion price of the notes payable) amounted to $616,315 and $673,632, respectively. The debt discount associated with the warrants and beneficial conversion feature was immediately written off to interest expense.

The Company received proceeds of $200,000 in connection with issuing an unsecured convertible note to an officer of the Company on January 3, 2012. Warrants to purchase 712,500 shares of common stock at an exercise price of $0.57 for three years were issued in connection with the note. The note is payable on demand with 7 days written notice and carried an original issue discount of 10% and a one time interest charge of 10%. The conversion price of the note is 95% of the average five day closing price of the Company's common stock for 20 days prior to conversion. The relative fair value of the warrants and beneficial conversion feature (based on the effective conversion price of the note payable) amounted to $94,653 and $101,650, respectively. The debt discount associated with the warrants and beneficial conversion feature was immediately written off to interest expense.

Convertible Notes Payable

The Company received proceeds of $500,000 in connection with issuing a 9% unsecured convertible note on January 24, 2012. The note is payable on January 24, 2013 and carried an original issue discount of $220,000. The conversion price of the note ranges from between 80% and 85% of the average five day closing price of the Company's common stock for 10 days prior to conversion. The debt discount related to the beneficial conversion feature amounted to $173,859 and will be amortized over the term of the note.

The holders of notes payable with an aggregate principal balance of $1,175,195 converted notes payable into 5,014,773 shares of common stock during the three months ended March 31, 2012.

Notes payable consist of the following at December 31, 2011 and March 31, 2012 (in thousands):

	2011	2012
Notes payable - current
12% unsecured originally due July 2011	$935	$935
6% unsecured due May 16, 2012 (net of discount of $236 in 2011 and $79 in 2012)	1,764	1,921
12% unsecured originally due March 2011	450	450
	$3,149	$3,306

Notes payable related parties - current
12% unsecured due June 2012 (net of discount of $21 in 2011 and $10 in 2012)	$2,056	$2,067

Convertible notes payable, net - current
6% unsecured originally due March 2011	$110	$110
6% unsecured due between March 2011 and February 2012 (net of discount of $34 in 2011 and $0 in 2012)	2,566	2,409
6% unsecured due between April 2011 and February 2012 (net of discount of $0 in 2011 and $55 in 2012)	100	50
11% unsecured due December 2011 (net of discount of $38 in 2011 and $38 in 2012)	50	50
10% unsecured convertible note due November 2012 (net of discount of $1,833 in 2011 and $1,333 in 2012)	1,167	1,667
6% unsecured due June 2012 (net of discount of $182 in 2011 and $310 in 2012)	839	984
	$4,832	$5,270

Convertible Notes payable related party, net - current
12% unsecured due June 2012 (net of discount of $93 in 2011)	$2,430	$-
6% due July 2011 and November 2011 and on demand (net of discount of $92 in 2011 and $69 in 2012)	1,158	4,672
	$3,588	$4,672

Long term notes payable
6% unsecured note due October 2012	200	200
	$200	$200

Long term convertible notes, net
4% unsecured due November 15, 2013 (net of discount of $42 in 2011 and $36 in 2012)	$402	$408
4% unsecured due June 30, 2013 (net of discount of $9 in 2011)	67	-
11% unsecured convertible note due December 2013 (net of discount of $321 in 2011 and $98 in 2012)	964	488
	$1,433	$896

Total notes payable, net	$15,258	$16,411

(9)  Notes Payable

The Company regularly issues notes and the proceeds from the notes are used to finance operations. The notes may contain conversion features and may be issued along with warrants to purchase common stock. For convertible notes, the Company allocates the proceeds received between convertible notes payable and warrants on a relative fair value basis, if applicable. The resulting discount for warrants is amortized using the effective interest method over the life of the debt instrument. After allocating a portion of the proceeds to the warrants, the effective conversion price of the convertible note payable can be determined. If the effective conversion price is lower than the market price of the Company's common stock on the date of issuance, a beneficial conversion feature is recorded as an additional discount to the convertible notes payable. The beneficial conversion feature discount is also amortized using the effective interest method over the life of the debt instrument. The amortization is recorded as interest expense on the consolidated statement of operations. The Company is currently negotiating the repayment terms of notes payable outstanding as of December 31, 2011, which have due dates prior to December 31, 2011.

Significant transactions consisted of the following during 2010 and 2011:

2011 Notes Payable Transactions

On November 10, 2011, the Company received proceeds of $2,000,000 from issuing a 6% unsecured note payable due in May 2012. Five year warrants to purchase 1,052,632 shares of common stock at an exercise price of $0.57 were issued in connection with the note.

During 2011, the Company received proceeds of $130,000 from issuing a note which became due on August 2, 2011. The Company is currently seeking to negotiate extended payment terms with the note holder.

2010 Notes Payable Transactions

A 12% unsecured note payable to SDS Capital with principal of $1,000,000, originating during 2008, and originally due in April 2009, was converted into 5,300,000 shares of common stock during 2010. The due date of the original note was extended several times prior to being converted. The value of the common stock issued to SDS Capital in excess of the carrying amount of the note principal and accrued interest payable that was converted amounted to $4,673,000 and was charged to conversion inducement expense in the consolidated statements of operations during 2010.

On December 31, 2010, SDS Capital sold a second 12% unsecured note with principal of $1,000,000 to other new investors. In connection with SDS Capital's sale of the note, the Company issued convertible notes payable to the new investors in exchange for the original note.

On December 31, 2010, the Company received $790,000 from SDS Capital upon issuing two 12% unsecured notes which became due in July 2011. The Company is currently seeking to negotiate extended payment terms with SDS. Five year warrants to purchase 118,165 shares of common stock at an exercise price of $0.75 were issued in connection with the note.

2011 Notes Payable to Related Parties Transactions

On November 28, 2011, a 12% unsecured note payable to Al Rajhi with principal of $4,000,000, originating during 2008, and originally due in November 2008, was restated. Under the restated terms, Al Rajhi agreed to convert a portion of principal and accrued interest amounting to $2,523,201 into a convertible note with conversion price of $0.57. The due date of the convertible note payable is currently being negotiated. In addition, the remaining unpaid principal and accrued interest amounting to $2,076,846 is repayable in installments of $450,000, with the final installment due in 2012. The Company paid the first installment of $450,000 at the time the note was restated. In connection with the restated note payable agreement the Company issued 442,667 three year warrants to purchase common stock at an exercise price of $0.57 per share.

2011 Convertible Notes Payable to Related Party Transactions

The Company received proceeds of $500,000 in connection with issuing an unsecured convertible note to Toucan Partners on March 31, 2011. The note was due on December 14, 2013 and carried an original issue discount of 10% and a one time interest charge of 10%. The conversion price of the note was 80% of the average five day closing price of the Company's common stock for twenty five days prior to conversion. The balance of the note payable amounting to $550,000 was converted into 2,016,667 shares of common stock on October 28, 2011.

The Company received proceeds of $100,000 in connection with issuing an unsecured convertible note to Toucan Partners on December 29, 2011. The note is due on demand and carries an original issue discount of 10% and a one time interest charge of 10%. The conversion price of the note is 95% of the average five day closing price of the Company's common stock for twenty days prior to conversion. Three year warrants to purchase 250,000 shares of common stock at an exercise price of $0.40 were issued in connection with the note.

Principal amounting to $150,000 representing a portion of a 6% unsecured convertible note payable to Toucan Partners, originating during 2009, and originally due in July 2011, was converted into 750,000 shares of common stock on October 1, 2011.

As noted above, a portion of the note payable to Al Rajhi was restated into a convertible note payable with principal of $2,523,201 on November 28, 2011.

2010 Convertible Notes Payable to Related Party Transactions

The Company received proceeds of $1,750,000 in connection with issuing a 6% unsecured convertible note to Regen Med on July 14, 2010. The note was due on September 14, 2010, and was convertible at $0.75. Five year warrants to purchase 2,333,333 shares of common stock at an exercise price of $0.75 were issued to Regen Med in connection with the note. On the maturity date, September 14, 2010, the term of the note was extended to October 1, 2010. On September 28, 2010, two entities repaid $350,000 of the principal directly to Regen Med, and the two entities assumed the rights under the note payable agreement. On October 1, 2010, Toucan Partners repaid $900,000 of the principal directly to Regen Med, and assumed the rights under the note payable. Also on October 1, 2010, an individual repaid $500,000 of the principal directly to Regen Med, and assumed the rights under the note payable. In connection with the repayment to Regen Med by the individual and entities described above, the Company issued replacement 6% unsecured convertible notes with aggregate principal of $1,750,000 with a term of 60 days on September 28 and October 1, 2010. The notes were convertible at $0.75. Five year warrants to purchase 2,129,004 shares of common stock were issued in connection with the notes. The exercise price of the warrants included down-round protection. The Company repaid $551,000 of the notes issued on September 28 and October 1, 2010 to unrelated parties and repaid $900,000 of the note issued on October 1, 2010 to Toucan Partners during 2010 (during 2011, the Company repaid the remaining principal of $299,000 under the replacement notes).

2011 Convertible Notes Payable Transactions

During 2011, the Company repaid $299,000 remaining on the Regen Med replacement 6% unsecured convertible notes issued on September 28 and October 1, 2010.

During 2011, the Company repaid $100,000 the principal outstanding under the 10% unsecured convertible note issued on December 27, 2010.

During 2011, the Company received proceeds of $1,550,000 in connection with a $3,050,000 financing agreement originating on December 14, 2010 (the total amount of the financing agreement was subsequently reduced to $2,550,000). The advances under the agreement include a one-time 11% interest charge and are repayable on December 16, 2013. The conversion price of the advances is 80% of the average five day closing price of the Company's common stock for twenty five days prior to conversion (the market price discount was subsequently reduced to 70%). During 2011, $813,216 of the advances under the agreement was converted into 2,800,000 shares of common stock.

On January 19, 2011, the Company entered into an agreement to borrow up to $2,220,000 under two convertible notes. The first note for $1,120,000 carries an original issue discount of 10% and annual interest of 9% and is due on June 30, 2012. The second note for $1,100,000 carries an original issue discount of 10% and annual interest of 6% and is due on December 31, 2013. Both notes were initially convertible into shares of the Company's common stock, at 80% of the average price of the Company's common stock for the five lowest trading days during the 10 days immediately preceding conversion. The conversion prices of the notes have down-round protection upon the occurrence of specified events. The proceeds of Note 1 of $1 million were received at closing on January 21, 2011, and $1,159,000 of the principal and interest was subsequently converted into 3,971,199 shares of common stock. The proceeds of Note 2 initially were to be received in four monthly tranches starting on July 19, 2011. On May 4, 2011, the Company received funding of $600,000 under Note 2 and agreed to modify the terms of the agreement to accelerate advances under Note 2, and lower the market price discount from 80% to 70% for both Note 1 and Note 2. On December 16, 2011, the Company received the remaining $400,000 advance under Note 2.

The Company received proceeds of $3,000,000 in connection with a convertible note financing agreement with Whitebox Advisors originating on May 31, 2011. The note is due on November 30, 2012 and bears interest at 10%. The note is convertible at maturity, at the election of Whitebox, at price of $0.57 into shares of unregistered, restricted common stock at that time. So long as more than 50% of the original principal amount is outstanding, the conversion price is subject to anti-dilution adjustment based on subsequent offerings (but not less than $0.35). The Company may prepay the note in whole or in part at any time or times after August 31, 2011, provided that the full amount of interest that would have been due up to the due date is paid. Whitebox may elect to receive such prepayment in cash and/or in shares of common stock. The Company issued five year warrants to purchase 5,264,059 shares of common stock with an exercise price of $0.57 per share in connection with the note.

The Company received proceeds of $400,000 in connection with issuing a 4% unsecured convertible note on November 16, 2011. The note is due on November 16, 2013 and carried an original issue discount of 10%. The conversion price of the note is 90% of the closing price of the Company's common stock at the time of conversion.

The Company received proceeds of $290,000 in connection with issuing unsecured convertible notes during 2011 due in 2011 and 2012. The conversion prices for some of the notes are $0.50 and $0.75. Other notes have a conversion price based on the closing price of the Company's common stock, as defined.

As described below, on May 26, 2011, the Company negotiated the conversion of $295,000 note principal and accrued interest into 559,480 shares of common stock related to 10% unsecured convertible notes payable originating on November 29, 2010, resulting in a charge to operations amounting to $125,000 during 2011.

2010 Convertible Notes Payable Transactions

The Company received proceeds of $9l7,000 in connection with issuing 6% unsecured convertible notes to various investors during January, February, and March 2010. The notes are due on dates between January 2012 and March 2012 and the conversion price is $0.50. During 2010, a note with principal of $42,000 was converted into 58,971 shares of common stock. The Company is currently seeking to negotiate extended payment terms with the remaining investors.

The Company received proceeds of $100,000 in connection with issuing a 10% unsecured convertible note on December 27, 2010.

The Company received proceeds of $295,000 in connection with issuing 10% unsecured convertible notes to various investors on November 29, 2010. The notes were due on May 29, 2011 and the conversion price is to be determined based on the closing price of future equity offerings, as defined. Three year warrants to purchase 36,875 shares of common stock at an exercise price of $0.80 were issued in connection with the notes. On May 26, 2011, the Company negotiated the conversion of all note principal and accrued interest into 559,480 shares of common stock, resulting in a charge to operations amounting to $125,000 during 2011.

The Company received proceeds of $350,000 in connection with a $3,050,000 financing agreement originating December 14, 2010 (the total amount of the financing agreement was subsequently reduced to $2,550,000). The advances under the agreement include a one-time 11% interest charge and are repayable on December 16, 2013. The conversion price of the advances is 80% of the average five day closing price of the Company's common stock for twenty five days prior to conversion (the market price discount was subsequently reduced to70%).

As described above, the Company issued 6% unsecured convertible notes with aggregate principal of $1,750,000 with a term of 60 days on September 28 and October 1, 2010. The Company repaid $551,000 of the notes issued on September 28 and October 1, 2010 to unrelated parties and repaid $900,000 of the note issued on October 1, 2010 to Toucan Partners during 2010.

As described above, on December 31, 2010, SDS Capital sold a 12% unsecured note with principal of $1,000,000 to other new investors. In connection with SDS Capital's sale of the note, the Company issued three convertible notes payable to the new investors in exchange for the original note. The conversion price of the notes varies based on the closing price of the Company's common stock prior to conversion and matured during 2011. During 2010, principal of $162,000 outstanding under one of the notes was converted into 353,000 shares of common stock. The Company is currently seeking to negotiate extended payment terms with the investors.

Notes payable consists of the following at December 31,

	2010	2011
Notes payable - current
12% unsecured due July 2011 (net of discount of $38 in 2010 and $0 in 2011)	$714	$935
6% unsecured due May 16, 2012 (net of discount of $0 in 2010 and $236 in 2011)	-	1,764
12% unsecured originally due March 2011	650	450
	$1,364	$3,149

Notes payable related parties - current
12% unsecured due June 2012 (net of discount of $0 in 2010 and $21 in 2011)	$4,000	$2,056

Convertible notes payable, net - current
0% unsecured due June 2011 (net of discount $357 in 2010 and $0 in 2011)	$360	$-
6% unsecured due November 2010	300	-
6% unsecured originally due March 2011	110	110
6% unsecured due between March 2011 and February 2012 (net of discount of $424 in 2010 and $34 in 2011)	1,526	2,566
10% unsecured due between April 2011 and February 2012 (net of discount of $0 in 2010 and $55 in 2011)	-	100
10% unsecured due between March and May 2011 (net of discount of $57 in 2010 and $25 in 2011)	338	-
11% unsecured due December 2011 (net of discount of $143 in 2010 and $38 in 2011)	102	50
	-
10% unsecured convertible note due November 2012 (net of discount of $0 in 2010 and $1,833 in 2011)	-	1,167
6% unsecured due June 2012 (net of discount of $0 in 2010 and $261 in 2011)	-	839
	$2,736	$4,832

Convertible Notes payable related party, net - current
12% unsecured due June 2012 (net of discount of $0 in 2010 and $93 in 2011)	$-	$2,430
6% due July 2011 and November 2011 and on demand (net of discount of $351 in 2010 and $92 in 2011)	-	1,158
	$-	$3,588

Long term notes payable
20% unsecured convertible note due December 2013	$350	$-
6% unsecured note due October 2012	-	200
	$350	$200

Long term convertible notes, net
6% unsecured due March 2012 (net of discount of $321 in 2010 and $0 in 2011)	$555	$-
4% unsecured due November 15, 2013 (net of discount of $0 in 2010 and $42 in 2011)	-	402
4% unsecured due June 30, 2013 (net of discount of $0 in 2010 and $9 in 2011)	-	67
11% unsecured convertible note due December 2013 (net of discount of $0 in 2010 and $321 in 2011)	-	964
	$555	$1,433
Long term convertible notes related party, net
20% unsecured convertible note due December 2013 (net of discount of $0 in 2011)	$949	$-

Total notes payable, net	$9,954	$15,258

Reclassified Equity Contracts	3 Months Ended
Mar. 31, 2012
Reclassified Equity Contracts [Abstract]
Reclassified Equity Contracts [Text Block]

7. Reclassified Equity Contracts

The Company accounts for potential shares that can be converted to common stock and if converted, will be in excess of authorized shares, as a liability that is recorded on the balance sheet (at fair value) only until the authorized number of shares is increased (at which time the whole liability will be remeasured, with changes in value included in other income/(expense), and then reclassified to additional paid-in capital). The value of the liability was computed by valuing the securities that management believed were most likely to be converted. This liability is revalued at each reporting date with any change in value included in other income/(expense) until such time as enough shares are authorized to cover all potentially convertible instruments.

As a result of the Company entering into convertible promissory notes and issuing, stock options, and warrants to purchase common stock, the Company's total potential outstanding common stock exceeded the Company's authorized shares by approximately 109 million shares at December 31, 2011. During 2012, the number of potential shares in excess of authorized shares increased to approximately112 million. Effective February 6, 2012, the number of authorized common shares was increased to 450 million and the liability for potential shares in excess of total authorized shares was revalued at that date. This valuation resulted in non-cash gain of approximately $0.5 million during the three months ended March 31, 2012. The liability reclassified to additional paid in capital, during the three months ended March 31, 2012 amounted to approximately $30 million.

Net Income (Loss) Per Share Applicable to Common Stockholders	3 Months Ended
Mar. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

8. Net Income (Loss) Per Share Applicable to Common Stockholders

Basic net loss per share is calculated based on the weighted average number of common shares outstanding during the reporting period. Diluted loss per share is computed on the basis of the weighted average number of common shares plus dilutive potential common shares outstanding using the treasury stock method. The potentially dilutive securities are antidilutive due to the Company's net losses and are as follows for all periods presented (in thousands):

	Three Months Ended March 31
	2011	2012
Common stock options	3,257	25,179
Common stock warrants	46,726	67,237
Convertible notes	29,750	34,638
Excluded potentially dilutive securities	79,733	127,054

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

9. Related Party Transactions

Cognate Agreement

During the quarter ended June 30, 2011, the Company entered into a new service agreement with Cognate Therapeutics, Inc. (“Cognate”), a contract manufacturing and services organization in which Toucan Capital has a majority interest. In addition, two of the principals of Toucan Capital are members of Cognate’s board of directors and Linda Powers who is a director of Cognate and managing director of Toucan Capital is Chairperson of the Company’s Board of Directors and Chief Executive Officer of the Company. This agreement replaces the agreement dated May 17, 2007 between the Company and Cognate, which had expired. Under the service agreement, the Company agreed to continue to utilize Cognate’s services, for certain consulting and manufacturing services to the Company for its ongoing DCVax®-Brain Phase II clinical trial. The scope of services and the economics are comparable to the prior agreement, and the structure and process for payments are simplified. Under the terms of the new agreement the Company will pay Cognate a monthly facility fee and a fixed fee (in lieu of cost-plus charges) for each patient in the study, subject to specified minimum number of patients per month, plus charges for certain patient and product data services if such services are requested by the Company. The current service agreement expires on March 31, 2016.

During the quarters ending March 31, 2011 and 2012, respectively, the Company recognized approximately $1.7 million and $2.2 million of research and development costs related to these service agreements. As of March 31, 2011 and 2012, the Company owed Cognate approximately $6.2 million and $0.8 million, respectively.

Toucan Capital

In accordance with a recapitalization agreement between the Company and Toucan Capital, as amended, pursuant to which Toucan Capital agreed to recapitalize the Company by making loans to the Company, Toucan paid certain legal and other administrative costs on the Company’s behalf. Pursuant to the terms of the Conversion Agreement discussed above, the recapitalization agreement was terminated on June 22, 2007. Subsequent to the termination of the recapitalization agreement, Toucan Capital continues to incur costs on behalf of the Company. These costs primarily relate to consulting costs and travel expenses incurred in support of the Company’s international expansion efforts. In addition, since July 1, 2007 the Company has accrued and recorded rent expense due to Toucan Capital Corp. an affiliate of Toucan Capital for its office space in Bethesda, Maryland.

During the three months ending March 31, 2011 and 2012, respectively, the Company recognized approximately $0.8 million and $0.1 million of general and administrative costs related to this recapitalization agreement, rent expense, as well as legal, travel and other costs incurred by Toucan Capital, Toucan Partners and Linda Powers on the Company’s behalf. At December 31, 2011 and March 31, 2012, accrued expenses payable to Toucan Capital and related parties amounted to $0.6 million and $0.6 million, respectively, and are included as part of accounts payable to related parties in the accompanying consolidated balance sheets.

During 2009, the Company agreed with Toucan Capital, Toucan Partners and Linda Powers that some or all of the accrued expenses owed by the Company to these parties for certain expense reimbursements will be converted into shares of common stock instead of paid in cash. The parties agreed that these accrued expenses will be converted into common stock at a conversion rate equal to the price per share paid by unrelated investors at that time, and no less favorable than the conversion rate applied to any other creditor of the Company ($0.20 per share). The parties are in the process of determining the amounts of unbilled accrued expenses. The impact of the conversion will result in a reduction of liabilities for the amount converted. In addition, the Company will recognize the value of common stock issued in excess of the amount of the accrued expenses converted, if any, as a charge to operations when the conversion takes place. Finalization of these arrangements is in process.

The Company terminated its lease with Toucan Capital Corporation on December 31, 2009. The Company's obligation will be approximately $127,000 in 2012. There are no amounts due after 2012.

Artecel

During 2011, the Company received an operational loan from an entity controlled by Toucan Capital. Artecel, a stem cell research company, provided the Company with $734,000 to be used as funding for ongoing clinical trials. The Company and Artecel have not yet agreed to repayment terms.

(7)  Related Party Transactions

(a) Notes Payable to Related Parties

Convertible promissory notes have been issued to Toucan Capital and Toucan Partners. As of December 31, 2010 all of the notes issued prior to December 31, 2008 have either been converted or repaid.

In June and July 2009 we entered into Loan Agreements and Promissory Notes with Toucan Partners for an aggregate of $1,300,000 with a term of two years at 6% interest. $150,000 of the principal under this note was converted into 750,000 shares of common stock on October 1, 2011.

In September 2010 we entered into Convertible Loan Agreements and Promissory Notes with Toucan Partners for an aggregate of $900,000 with a term of sixty days at 6% interest.  The loan was repaid in 2010.

Toucan Partners loaned the company $500,000 on March 31, 2011 under the terms of a convertible promissory note with a 10% OID and a 10% onetime interest charge. Toucan Partners converted the principal and accrued interest under the note into 2,016,667 shares of common stock in 2011.

On December 29, 2011 we entered into a Convertible Loan Agreement and Promissory Notes with Toucan Partners for an aggregate of $100,000 with an OID of 10% and one time interest charge of 10%. Warrants to purchase 250,000 shares of common stock at an exercise price of $0.40 were issued in connection with the note.

Notes payable to related parties are more fully described in Note (9).

(b) Cognate Agreement

During the quarter ended June 30, 2011, the Company entered into a new service agreement with Cognate Therapeutics, Inc. (“Cognate”), a contract manufacturing and services organization in which Toucan Capital has a majority interest. In addition, two of the principals of Toucan Capital are members of Cognate’s board of directors and Linda Powers who is a director of Cognate and managing director of Toucan Capital is Chairperson of the Company’s Board of Directors and Chief Executive Officer of the Company. This agreement replaces the agreement dated May 17, 2007 between the Company and Cognate, which had expired. Under the service agreement, the Company agreed to continue to utilize Cognate’s services, for certain consulting and manufacturing services to the Company for its ongoing DCVax®-Brain Phase II clinical trial. The scope of services and the economics are comparable to the prior agreement, and the structure and process for payments are simplified. Under the terms of the new agreement the Company will pay Cognate a monthly facility fee and a fixed fee (in lieu of cost-plus charges) for each patient in the study, subject to specified minimum number of patients per month, plus charges for certain patient and product data services if such services are requested by the Company. The current service agreement expires on March 31, 2016. Additionally the Company has agreed to reimburse Cognate for enrollment ramp up costs, foreign program costs and costs of facilities and equipment dedicated to Company programs (which were also previously reimbursable). The amount of ramp up costs during 2011 was $275,000.

On November 23, 2011, the Company and Cognate executed the conversion of $9.2 million dollars of amounts owed by the Company to Cognate Bioservices, Inc. into 46 million shares of common stock, using the agreed upon conversion rate of $0.20 per share. The Company recognized a loss on conversion of $7.8 million, which was the difference between the market value of the shares and the carrying amount of the liability. The Company and Cognate are continuing to negotiate the repayment terms of the outstanding balance owed by the Company.

During the years ending December 31, 2010 and 2011, respectively, the Company recognized approximately $7.8 million and $4.7 million of research and development costs related to these service agreements. As of December 31, 2010 and 2011, the Company owed Cognate approximately $10.2 and $0.6 million, respectively.

(c) Toucan Capital

In accordance with a recapitalization agreement dated April 26, 2004 between the Company and Toucan Capital, as amended and restated on July 30, 2004 and further amended ten times between October 22, 2004 and November 14, 2005, pursuant to which Toucan Capital agreed to recapitalize the Company by making loans to the Company, the Company accrued and paid certain legal and other administrative costs on Toucan Capital’s behalf. Pursuant to the terms of the Conversion Agreement discussed above, the recapitalization agreement was terminated on June 22, 2007. Subsequent to the termination of the recapitalization agreement, Toucan Capital continues to incur costs on behalf of the Company. These costs primarily relate to consulting costs and travel expenses incurred in support of the Company’s international expansion efforts. In addition, since July 1, 2007 the Company has accrued and recorded rent expense due to Toucan Capital Corp. an affiliate of Toucan Capital for its office space in Bethesda, Maryland.

During the years ending December 31, 2010 and 2011, respectively, the Company recognized approximately $0.9 million and $0.5 million of general and administrative costs related to this recapitalization agreement, rent expense, as well as legal, travel and other costs incurred by Toucan Capital, Toucan Partners and Linda Powers on the Company’s behalf. At December 31, 2010 and 2011, accrued expenses payable to Toucan Capital and related parties amounted to $1.5 million and $0.6 million, respectively, and are included as part of accounts payable to related parties in the accompanying consolidated balance sheets.

Also during 2009, the Company agreed with Toucan Capital, Toucan Partners and Linda Powers that a portion of the accrued expenses owed by the Company to these parties for certain expense reimbursements will be converted into shares of common stock instead of paid in cash.  Toucan Capital, Toucan Partners and Linda Powers have paid certain expenses on behalf of the Company.  The parties agreed that these accrued expenses will be converted into common stock at a conversion rate equal to the price per share paid by unrelated investors at that time, and no less favorable than the conversion rate applied to any other creditor of the Company ($0.20 per share).  The parties are in the process of determining the amounts of unbilled accrued expenses.  The impact of the conversion will result in a reduction of liabilities for the amount converted.  In addition, the Company will recognize the value of common stock issued in excess of the amount of the accrued expenses converted, if any, as a charge to operations when the conversion takes place.  Finalization of these arrangements is in process.

On March 21, 2008, the Company executed a Sublease Agreement (the “Sublease Agreement”) with Toucan Capital for the space the Company used as its headquarters at 7600 Wisconsin Avenue, Suite 750, Bethesda, Maryland. The Sublease Agreement is effective as of July 1, 2007 and expires on October 31, 2016, unless sooner terminated according to its terms. The Company was and remains obligated to pay operating expenses allocable to the subleased premises under Toucan Capital master lease.  Effective November 30, 2009, the Sublease was terminated in connection with termination and buyout of the overall lease of this space.  (The overall lease and the Company’s Sublease had 7 years left to run at that time).  The termination and buyout did not require any lump sum exit payment.  Instead, it requires a partial payout over several years. The Company's obligation will be approximately $127,000 in 2012. There are no amounts due after 2012. The Company and Artecel are have not yet agreed to repayment terms.

(d) Artecel

During 2011, the Company received an operational loan from an entity controlled by Toucan Capital. Artecel, a stem cell research company, provided the Company with $734,000 to be used as funding for ongoing clinical trials.

Stockholders' Equity (Deficit)	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

10. Stockholders’ Equity (Deficit)

Common Stock Issuances

Issuances of common stock during 2012 were as follows:

During the three months ended March 31, 2012 the Company sold to private investors 216,667 shares of common stock at $0.27 per share for net proceeds of $65,000.

During the three months ended March 31, 2012 the Company sold to private investors 227,273 shares of common stock at $0.33 per share for net proceeds of $75,000.

During the three months ended March 31, 2012, the Company issued 9,441,443 shares of common stock as a result of the conversion of $3.7 million of notes payable.

During three months ended March 31, 2012, the Company issued 47,031 shares of common stock to settle accounts payable with a balance of $15,000.

Stock Purchase Warrants

Issuances of warrants during 2012 were as follows:

In January 2012, the Company issued warrants to purchase 56,250 shares of common stock at an exercise price of $0.40 per share in connection with the purchase of shares of the Company’s common stock.

In February 2012, the Company issued warrants to purchase 216,666 shares of common stock at an exercise price of $0.30 per share connection with the purchase of shares of the Company’s common stock.

In connection with the issuance of convertible notes payable to Toucan and an officer of the Company, the Company issued warrants to purchase 9,870,938 shares of common stock at an exercise price of $0.57 per share with an exercise period between three and five years.

(6)  Stockholders’ Equity (Deficit)

(a) Stock Purchase Warrants

Toucan Capital and Toucan Partners Warrants

The Company has issued the following warrants to Toucan Capital and Toucan Partners:

Date of Issue	Related transaction	Warrants Issued	Exercise Price	Warrants outstanding at December 31, 2011
Issued to Toucan Capital
June 2007	See Conversion Agreement in Note 2	14,150,732	$0.60	9,039,801
June 2007	See Conversion Agreement in Note 2	7,884,357	0.15	5,256,238

Issued to Toucan Partners
June 2007	See Conversion Agreement in Note 2	8,832,541	0.60	8,832,541
December 2008	December 2008 Loan warrants	132,500	0.40	132,500
September 2009	August and December 2008 Loan Conversions	513,841	0.41	513,841
September 2009	Consulting services	842,375	0.20	842,375
July 2009	Equity Investment ($650,000)	86,667	0.75	86,667
September 2010	October $900,000 loan	1,200,000	0.75	1,200,000
September 2011	Loan extension	909,000	0.75	909,000
December 2011	December $100,000 loan	250,000	0.40	250,000
	Total warrants outstanding to related parties			27,062,963

Other Warrant Issues

2010	Related transaction	Warrants Issued	Exercise Price	Warrants outstanding at December 31, 2011
May	SDS loan extension	500,000	$0.53	500,000
January	Consultant compensation (1)	100,000	0.75	100,000
April	Private Placement	233,333	0.75	176,996
July	Regen Med July 2010 $1,750,000 Loan	2,333,333	0.75	1,949,678
July	Consultant compensation (3)	300,000	0.75	300,000
October	Consultant compensation (4)	20,000	0.75	20,000
November	Consultant compensation (5)	75,833	0.75	75,833
December	December 16, 2010 $100,000 loan	133,333	0.75	133,333
December	December SDS loan warrants	118,165	0.75	118,165
October	October 1, 2010 $500,000 Loan	609,756	0.82	609,756
September	September 28, 2010 $350,000 Loan	421,687	0.83	421,687
February	Consultant compensation (2)	250,000	1.00	250,000
November	Warrant issued for cash	3,250,000	1.50	3,250,000
Total of warrants issued in 2010		8,345,440		7,905,448

2011	Related transaction	Warrants Issued	Exercise Price	Warrants outstanding at December 31, 2011
February	Regen Med November 2010 Loan	5,000	$0.15	5,000
March	Regen Med November 2010 Loan	4,800	0.15	4,800
September	Related party loan extension	135,897	0.39	135,897
May	Warrant coverage for 100,000 loan	11,574	0.43	11,574
September	Loan Extension for officers and related parties	339,000	0.50	339,000
May	Warrant issued in conjunction with Whitebox loans	5,264,059	0.57	877,194
June	Warrant issued in conjunction with Whitebox loans	4,473,684	0.57	4,473,684
November	Loan Extensions and note payable	1,495,299	0.57	1,495,299
December	Toucan Partners, $100,000 loan	250,000	0.40	250,000
February	Regen Med November 2010 Loans	37,500	0.60	37,500
March	Regen Med November 2010 Loans	36,000	0.60	36,000
June	Warrant Coverage of Loans	1,582,609	0.69	1,582,609
January	Consultant compensation (6)	250,000	0.72	250,000
June	Regen Med November 2010 Loan	10,417	0.72	10,417
January	$50,000, 100% warrant coverage	66,667	0.75	66,667
February	Regen Med November 2010 Loans	7,500	0.75	7,500
March	Regen Med November 2010 Loans	7,200	0.75	7,200
September	Officer and related party loan extensions	3,463,307	0.75	3,463,307
January	Private placement	468,750	0.80	468,750
Total of warrants issued in 2011		17,909,263		13,522,398

(1)	The fair value of the warrants amounting to $72,000 was recognized as general and administrative expense.

(2)	The fair value of the warrants amounting to $169,000 was recognized as general and administrative expense.

(3)	The fair value of the warrants amounting to $203,000 was recognized as general and administrative expense.

(4)	The fair value of the warrants amounting to $14,000 was recognized as general and administrative expense.

(5)	The fair value of the warrants amounting to $48,000 was recognized as general and administrative expense.

(6)	The fair value of the warrants amounting to $156,000 was recognized as general and administrative expense.

A summary of the warrants outstanding at December 31, 2011 is as follows:

Date of Issue	Warrants Outstanding as of December 31, 2011	Exercise Price	Expiration
June 1, 2007	7,618,807	$ 0.15	May 31, 2015
December 3, 2010	255,750	0.15	December 2, 2013
February 2011	5,000	0.15	February 7, 2014
March 2011	4,800	0.15	March 30, 2014
September 30, 2009	1,703,625	0.20	September 29, 2012
November 2008	151,429	0.35	November 6, 2013
September 2011	135,897	0.39	November 6, 2013
December 23, 2008	132,500	0.40	December 22, 2016
December 2011	250,000	0.40	December 2014
November 6, 2008	1,095,547	0.41	November 6, 2013
May 2011	11,574	0.43	May 2, 2014
September 2011	339,000	0.50	September 6, 2016
May 26, 2010	500,000	0.53	November 17, 2015
May 2011	877,194	0.57	May 31, 2016
June 2011	4,475,811	0.57	June 28, 2016
November 2011	1,495,299	0.57	November 10, 2014
June 1, 2007	20,991,497	0.60	May 31, 2015
December 3, 2010	1,918,275	0.60	December 2, 2013
February 2011	37,500	0.60	February 7, 2014
March 2011	36,000	0.60	March 30, 2014
September 28, 2009	1,743,111	0.63	September 27, 2012
June 2011	1,582,609	0.69	June 28, 2016
January 2011	250,000	0.72	January 14, 2015
June 2011	10,417	0.72	June 14, 2014
January 1, 2010	100,000	0.75	December 31, 2012
March 23, 2010 to May 26, 2010	233,329	0.75	May 25, 2013
July 2, 2010	86,667	0.75	July 1, 2013
July 7, 2010	300,000	0.75	July 6, 2013
July 14, 2010	1,934,978	0.75	July 13, 2015
October 13, 2010	80,000	0.75	October 12, 2013
November 23, 2010	75,833	0.75	November 22, 2015
December 3, 2010	383,655	0.75	December 3, 2013
December 13, 2010	133,333	0.75	December 12, 2015
December 29, 2010	118,165	0.75	December 28, 2015
January 2011	66,667	0.75	January 2, 2016
February 2011	7,500	0.75	February 7, 2014
March 2011	7,200	0.75	March 30, 2014
September 2011	3,463,307	0.75	September 6, 2016
November 29, 2010	36,875	0.80	November 23, 2013
January 2011	468,750	0.80	January 25, 2016
November 29, 2010	421,687	0.83	November 29, 2015
February 1, 2010	250,000	1.00	January 31, 2013
November 5, 2010	3,250,000	1.50	November 4, 2013
February 9, 2003	13,333	1.53	February 8, 2013
January 8, 2003	13,333	2.66	January 7, 2013
December 26, 2002	26,666	3.24	December 25, 2012
Total	57,092,920

(b) Common Stock Equivalents

The following common stock equivalents on an as-converted basis were excluded from the calculation of diluted net loss per share, as the effect would be antidilutive (in thousands):

	December 31,
	2010	2011
Common stock options	3,256	24,822
Common stock warrants	46,158	57,093
Common stock issuable on conversion of notes payable	18,606	24,883

(c) Common Stock Issuances

Issuances of common stock during 2011 and 2010 were as follows:

			Price Range	Gross Cash
Date	Transaction	# of Shares	per share	Proceeds
March 2010	Private Placement	1,451,667	0.75	$1,088,750
March 2010	Al Rajhi interest conversion (3)	1,138,603	0.75
May 2010	SDS Loan conversion (4)	5,300,000	0.20
June 2010	Private Placement	2,333,333	0.75	1,750,000
July 2010	Private Placement	866,667	0.75	650,000
July 2010	Toucan Partners consulting fees (1)(2)	8,466	0.20
September 2010	Private Placement	266,667	0.75	200,000
October 2010	Note conversion	58,971	0.77
December 2010	Stock issued in lieu of salaries (1)	704,752	0.73
December 2010	Consultant fees paid in stock (1)	1,559,071	0.77
December 2010	Loan conversion	353,187	0.46
December 2010	Private Placement	200,000	0.75	150,000
Total issued in 2010		14,241,384		$3,838,750
Jan 2011	Consultant fees paid in Stock (1)	536,408	0.68 – 0.75	$-
Jan 2011	Private Placement	200,000	0.75	150,000
Jan 2011	Loan Conversion	1,485,082	0.48 – 0.55
Feb 2011	Consultant fees paid in Stock (1)	191,667	0.71
Feb 2011	Loan Conversion	136,000	0.30 – 0.53
March 2011	Consultant fees paid in Stock (1)	441,667	0.34 – 0.69
March 2011	Payables Conversion	5,542,153	0.30 – 0.47
March 2011	Loan Conversion	139,404	0.28 – 0.30
April 2011	Loan Conversion	679,260	0.28 – 0.29
May 2011	Consultant fees paid in Stock (1)	269,959	0.41 – 0.44
May 2011	Private Placement	156,250	0.48	75,000
May 2011	Private Placement	104,166	0.43	60,791
May 2011	Private Placement	156,250	0.48	75,000
May 2011	Private Placement	133,333	0.75	100,000
June 2011	Consultant fees paid in Stock (1)	399,367	0.68 – 0.86
June 2011	Loan Conversion	2,559,480	0.28 – 1.00
June 2011	Private Placement	7,169,669	0.43 – 0.61	4,890,000
July 2011	Payable Conversion	666,667	0.75
July 2011	Loan Conversion	300,000	0.46
Aug 2011	Loan Conversion	750,000	0.34
Sept 2011	Loan Conversion	996,783	0.32 – 0.34
Sept 2011	Loan Conversion	980,000	0.20
Oct 2011	Private Placement	263,158	0.57	150,000
Oct 2011	Loan Conversion	5,072,497	0.26 – 0.32
Nov 2011	Payables Conversion(5)	46,000,000	0.20
Dec 2011	Loan Conversion	897,933	0.25 – 0.29
Total Issued in 2011		76,227,153		$5,500,791

(1)  Common stock valued at closing price at date of issue.

(2)  The value of the stock issued to Toucan Partners in excess of the carrying amount of the loans and accrued interest payable   amounted to $4,701,004, and together with the fair value of the warrants, of $916,716, was charged to loan conversion inducement expense in the accompanying consolidated statements of operations during 2009.

(3)  The fair value of the common stock issued in excess of the accrued interest payable converted into common stock amounted to $194,761 and was recorded in interest expense in the accompanying consolidated financial statements.

(4)  The value of the stock issued to SDS in excess of the carrying amount of the loan principal and accrued interest payable that was converted was $4,673,568. This amount was charged to loan conversion inducement expense in the accompanying consolidated statements of operations during 2010.

(5) The Company settled $9.2 million of outstanding accounts payable by issuing 46 million shares of common stock and recorded a charge to operations of $7.8 million, which was the aggregate difference between the market price and the conversion price.

(d) Employee 401(k) Plan

On August 19, 1999, the Company adopted a 401(k) Plan for certain eligible employees.  Under the plan, an eligible employee may elect to contribute to the plan.  In addition, the Company may elect to contribute matching contributions.  Effective March 1, 2006, the Company no longer matches employee contributions.

(e) Stockholder Rights Agreement

On March 6, 2002, the Company adopted a Stockholder Rights Agreement, under which each common stockholder received a dividend of one right per share of common stock held. Each right entitles the holder to purchase one share of common stock at a price equal to $19.25 per share, subject to certain anti-dilution provisions, and is exercisable only in the event that a third party acquires beneficial ownership of, or announces a tender or exchange offer for, at least 15% of the Company’s outstanding common stock and such acquisition or offer is determined by the Board of Directors to not be in the best interests of the stockholders. If the acquisition or offer were determined by the Board of Directors to be in the best interests of the stockholders, the rights may be redeemed by the Company for $0.0001 per right. The rights expired on February 25, 2012.  The Board of Directors and Mellon Investor Services LLC, its Rights Agent, on April 26, 2004, amended the Stockholder Rights Agreement. The definition of an “Acquiring Person” was amended to exclude Toucan Capital Fund II, L.P. and other investors selected by Toucan from the definition of “Acquiring Person” for those shares of the Company’s capital stock they acquire, or are deemed to beneficially own, in connection with the Recapitalization Agreement.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

(8)  Income Taxes

There was no income tax benefit attributable to net losses for 2011 and 2010. The difference between taxes computed by applying the U.S. federal corporate rate of 34% and the actual income tax provisions in 2011 and 2010 is primarily the result of establishing a valuation allowance on the Company’s deferred tax assets arising primarily from tax loss carry forwards.

The tax effects of temporary differences and tax loss and credit carry forwards that give rise to significant portions of deferred tax assets and liabilities at December 31 are comprised of the following (in thousands):

	2010	2011
Net operating loss carry forwards	$41,175	$48,184
Research and development credit carry forwards	2,821	3,270
Other	25	25
Gross deferred tax assets	44,021	51,478
Less valuation allowance	(44,021)	(51,478)
Net deferred tax assets	$—	$—

The increase in the valuation allowance for deferred tax assets for 2011 and 2010 of $4.6 million and $7.5 million, respectively, was due to the inability to utilize net operating losses and research and development credits.

At December 31, 2011, the Company had net operating loss carry forwards for income tax purposes of approximately $141.7 million and unused research and development tax credits of approximately $3.3 million available to offset future taxable income and income taxes, respectively, expiring beginning 2019 through 2030. The Company’s ability to utilize net operating loss and credit carry forwards is limited pursuant to the Tax Reform Act of 1986, due to cumulative changes in stock ownership in excess of 50% such that some net operating losses may never be utilized.  The tax years 2008 through 2011 remain open to examination by federal agencies and other jurisdictions in which the Company operates.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

(10)  Commitments and Contingencies

(a) Lease Obligations

The Company terminated its lease with Toucan Capital Corporation on December 31, 2009. The Company is obligated to pay monthly payments of approximately $5,000 per month during 2011 under the terminated lease.

On March 17, 2010, the Company entered into a non-cancelable operating lease for 7,097 square feet of office space in Bethesda, Maryland, which expires in September 2012. Future minimum lease payments under the lease are $126,027. Rent expense for 2010 and 2011 amounted to $100,085 and $165,821, respectively.  The Company expects to lease part of this space to Toucan and proceeds of this sublease will be offset against the minimum lease payments specified above.

Unaudited Quarterly Financial Information (in thousands, except loss per share data)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]

(11)  Unaudited Quarterly Financial Information (in thousands, except lossper share data)

The following table contains selected unaudited statement of operations information for each of the quarters in 2010 and 2011. The Company believes that the following information reflects all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2011	2011	2011	2011
Total revenues	$—	$—	$10	$—
Net income (loss) applicable to common stockholders	$(8,408)	$(12,328)	$482	$(12,576)
Net income (loss) per share applicable to common stockholders — basic	$(0.11)	$(0.15)	$0.01	$(0.10)
Weighted average shares used in computing basic loss per share	77,087	83,890	95,123	95,123
Net income (loss) per share applicable to common stockholders — diluted	$(0.11)	$(0.15)	$0.00	$(0.14)
Weighted average shares used in computing diluted income /(loss) per share	77,087	83,890	123,136	95,123

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
	2010	2010	2010	2010
Total revenues	$—	$—	$10	$—
Net loss applicable to common stockholders	$(5,845)	$(8,727)	$(5,381)	$(7,415)
Net loss per share applicable to common stockholders — basic and diluted	$(0.10)	$(0.14)	$(0.08)	$(0.09)
Weighted average shares used in computing basic and diluted loss per share	59,928	63,853	70,413	72,028

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

11. Subsequent Events

Four M Purchasers and matching funds

During April and May 2012, the Company received $2.5 million related to the issuance of an 8% secured convertible note payable to Four M Purchasers. The note is payable on April 2, 2013, and is convertible at a price of $ 0.40 per share. Warrants to purchase 3,212,500 shares of common stock at an exercise price of $0.40 for five years were issued in connection with the note. The agreement provided that Four M Purchasers advanced the Company $500,000 upon executing the agreement and advanced the remaining $2 million (on a 2:1 basis) when the funds were matched by other investors (the Company received $1,142,000 from the issuance of notes payable and common stock to other investors and received the remaining $2 million from Four M Purchasers).

The funds matched from other investors resulted in the issuance of 8% convertible notes with an aggregate principal balance of $935,000 due in April 2013. In connection with the convertible notes, the Company also issued 4,025,000 warrants to purchase shares of common stock at an exercise price of $0.40 per share for five years. In addition, the Company issued 900,000 shares of common stock for proceeds of $207,000.

In connection with the execution of the $2.5 million secured convertible note payable, Four M Purchasers agreed to extend the maturity date for the $2 million note payable issued to Four M Purchasers on November 10, 2011. The $2 million note was originally due on May 10, 2012 and the extended due date is April 2, 2013. Also, the Company agreed to grant a security interest in the Company's intellectual property (all patents and licenses) to secure the repayment under the $2.5 million convertible note and the $2 million note payable.

Other

Between April and May 2012, the Company converted $507,000 of liabilities into 2,618,142 shares of common stock. Additionally, 10,368 shares of the Company’s common stock were issued in consideration of consulting services rendered in April.

(12)  Subsequent Events

On January 13, 2012 the Company entered into a Convertible Loan Agreement and Promissory Notes with an affiliated investor for an aggregate of $200,000 with an OID of 10% and one time interest charge of 10%. The note will also bear 100% warrant coverage with an exercise price of $0.40 per share

The Company entered into an $802,000 convertible note with a non-affiliated investor (the “Note”), completing a series of transactions initially entered into on January 19, 2012, with the investor. The Note provided for original issue discount (OID) of ten percent and an annual interest rate of nine percent.  The Note attributed $220,000 of the proceeds as a payment in lieu of the Company drawing upon an earlier convertible borrowing obligation of $666,666 which would have carried a 40% discount to the market price upon conversion.  The Note also provided for an additional $500,000 advance to the Company and is convertible at any time after closing.  The conversion price for the $500,000 tranche is equal to a twenty percent discount from the market price at the time of conversion. The conversion price for the $220,000 tranche is equal to a fifteen percent discount from the market price at the time of conversion.

On January 20, 2012 the Company entered into a $75,000 note payable with a non-affiliated investor. The terms provided conversion at $0.37 cents per share and a 30% warrant at $0.57 per share.

On January 31, 2012, the Company completed financings involving several parties and a series of tranches.  The Company entered into two convertible notes totaling $605,000 with Toucan Partners (the “Toucan Notes”).  These Toucan Notes provided for OID of ten percent and an annual interest rate of six percent.  The Toucan Notes are convertible at any time after closing. The conversion price is equal to a five percent discount from the market price at the time of conversion. The Toucan Notes are payable on demand, with one week prior notice.  The Toucan Notes include one warrant for each share of the Company’s common stock into which the Toucan Notes are convertible.

The Company entered into a $200,000 convertible note with an officer of the Company (the “Affiliate Note”). The officer’s Note provided for OID of ten percent and an annual interest rate of six percent.  The officer’s Notes are convertible at any time after closing.  The conversion price is equal to a five percent discount from the market price at the time of conversion.   The officer’s Note is payable on demand, with one week prior notice. The Affiliate Note includes one warrant for each share into which the Affiliate Note is convertible.

On February 9, 2012, the Company entered into an agreement with Toucan Partners LLC for financing of up to $2.25 million. Toucan provided the first $1.5 million of the funding at the time of execution, and will provide further funding when certain consents are obtained. In consideration of the financing, the Company issued to Toucan a convertible promissory note (the “Note”). The Note bears an Original Issue Discount (OID) of ten percent. The Note is payable on demand, with fourteen days’ prior notice. The Note is convertible at any time at a five percent discount to the market price of the common stock at the time of conversion. The Note is unsecured, but will become secured if the Company enters into any secured financing or encumbrance upon its assets while any portion of the Note remains outstanding or if there is an event of default under the Note. Pursuant to the Note, the Company also issued to Toucan warrants to purchase shares of the Company’s common stock, comprising one hundred percent warrant coverage of the repayment amount under the Note. The exercise price of the warrants will be $0.40 per share if the Company can obtain a waiver of any applicable anti-dilution provisions. If such waiver is not obtained, the exercise price of the warrants will be $0.57 per share, and the warrant coverage will be correspondingly adjusted

On February 23, 2012, a majority of the Company 's shareholders voted on and successfully passed a motion to increase the number of the Company's authorized shares of common stock to 450 million from 150 million. This motion will allow the Company to continue to raise capital through equity sales and eliminate the need for the valuation for excess shares that the Company recorded during the year ended December 31, 2011.

On March 2, 2012 the Company received $250,000 as the 2nd tranche of the $2.25 million financing agreement with Toucan Partners LLC.

On March 6, 2012 the Company received $500,000 as the 3nd tranche of the $2.25 million financing agreement with Toucan Partners LLC.

On March 15, 2012, the Company issued 216,666 shares of common stock to a private investor at $0.30 per share for net proceeds of $65,000.

On April 2, 2012, the Company received the first tranche, $1.7 million, from the issuance of a $2.5 million 8% secured note to Four M Purchasers, LLC. The remaining balance of the note is expected to be received within 90 days of the execution of the note. The loan agreement provides for the issuance of a five year warrant to purchase shares of common stock under the loan agreement at an exercise price of $.40 per share. The Company also granted the lender a security interest in the Company's intellectual property and provides for the extension of the maturity date of the note issued to the Company dated November 10, 2011.

During the quarter ended, March 31, 2012, the Company issued 8.3 million shares of common stock in addition to the share issuances described above. Of that amount, 8.2 million shares were issued related to of loan conversions and 47,000 were issued in respect of consulting services rendered. During the quarter ended March 31, 2012, $3.4 million of debt principal was converted.